                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12
[ ]  Confidential, for Use of the Commission Only
   (as permitted by Rule 14a-6(e)(2))

                          Foothill Independent Bancorp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                                      LOGO

                          FOOTHILL INDEPENDENT BANCORP

                                 March 20, 2000

Dear Fellow Shareholder:

     On behalf of your Board of Directors and Management, you are cordially invited to attend a Special Meeting of Shareholders to be held on Tuesday April 25, 2000, at 10:00 a.m., at the corporate offices of Foothill Independent Bank, located at 510 South Grand Avenue in Glendora, California.

     The purpose of the Special Meeting is to consider a proposal to change the Company's state of incorporation from California to Delaware and additional proposals that would make certain changes to our Articles of Incorporation and Bylaws. The Proxy Statement describes these proposals in detail and the reasons that your Board of Directors is unanimously recommending that you vote FOR the approval of each of the proposals.

     We are pleased to inform you that you can now vote your shares by telephone or the Internet, as well as by returning the enclosed proxy card to us. The enclosed Proxy Statement contains instructions for voting by telephone or on the Internet. Your vote is important. Therefore, we hope that, whether or not you attend the meeting, you will vote as soon as possible by returning the enclosed proxy card or by voting by telephone or on the Internet. You may revoke your proxy in accordance with the procedures described in the Proxy Statement at any time prior to the time it is voted.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE SPECIAL MEETING EVEN IF YOU CANNOT ATTEND IN PERSON. PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE OR VOTE YOUR SHARES BY TELEPHONE OR ON THE INTERNET.

     Thank you for your continued support.

                                          Sincerely,

                                          George E. Langley
                                          President and Chief Executive Officer

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 510 South Grand Ave.  [ ]  Glendora, California 91741  [ ]  (626) 963-8551  [
                               ]  (909) 599-9351

                          FOOTHILL INDEPENDENT BANCORP
                             510 SOUTH GRAND AVENUE
                           GLENDORA, CALIFORNIA 91741
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 25, 2000

NOTICE TO THE SHAREHOLDERS OF FOOTHILL INDEPENDENT BANCORP:

     A Special Meeting of the Shareholders of Foothill Independent Bancorp (the "Company") will be held at the corporate offices of Foothill Independent Bank, located at 510 South Grand Avenue, Glendora, California, on Tuesday, April 25, 2000, at 10:00 A.M., for the purpose of approving:

     1. A change in the state of incorporation of the Company from California to Delaware (the "Proposed Reincorporation") (Proposal 1);

     2. The adoption of a provision in the Company's Bylaws to provide for a classified Board of Directors consisting of three classes, that will become effective only if the Proposed Reincorporation is approved and implemented (Proposal 2);

     3. The elimination of cumulative voting in the election of directors that, if approved, will become effective whether or not the Proposed Reincorporation is approved and implemented (Proposal 3);

     4. A Charter provision increasing the shareholder vote required to alter, amend, or repeal the Company's Bylaws from a majority to 66 2/3%, that if approved will become effective whether or not the Proposed Reincorporation is approved and implemented (Proposal 4);

     5. The adoption of a Charter provision requiring the approval of the Board of Directors for any shareholder action to be taken by written consent, rather than at a meeting of the shareholders, which, if approved, will become effective whether or not the Proposed Reincorporation is approved and implemented (Proposal 5);

     6. The adoption of a Charter provision that shareholders cannot call a special shareholders meeting that, if approved, will become effective only if the Proposed Reincorporation is approved and implemented (Proposal 6);

     7. An amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company from 12,500,000 to 25,000,000 that, if approved, will become effective whether or not the Proposed Reincorporation is approved and implemented (Proposal 7); and

     8. An amendment to the Company's Articles of Incorporation to create a new class of shares of Preferred Stock comprised of 10,000,000 shares that the Board of Directors could issue without further shareholder action, that, if approved, will become effective whether or not the Proposed Reincorporation is approved and implemented (Proposal 8).

     The Company's Bylaws provide that no other business may be conducted at the meeting except for voting on these eight proposals.

     Only shareholders of record at the close of business on March 17, 2000 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

                                       By order of the Board of Directors

                                       George E. Langley
                                       President and Chief Executive Officer
March 20, 2000

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU SHOULD COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY. Returning the enclosed proxy will not prevent you from voting in person if you choose to attend the Special Meeting.

                                PROXY STATEMENT

                                       OF

                          FOOTHILL INDEPENDENT BANCORP
                             510 SOUTH GRAND AVENUE
                           GLENDORA, CALIFORNIA 91741

                                  INTRODUCTION

     This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Directors of Foothill Independent Bancorp, a California corporation (the "Company"), for use at a Special Meeting of Shareholders to be held on Tuesday, April 25, 2000, at 10:00 A.M., at the corporate offices of Foothill Independent Bank, located at 510 South Grand Avenue, Glendora, California, and at any adjournment or postponement thereof (the "Special Meeting"). The purposes of the Special Meeting are set forth in this Proxy Statement and in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement and the accompanying proxy card are first being mailed, on or about March 20, 2000, to shareholders of record as of March 17, 2000.

                             QUESTIONS AND ANSWERS

 1.  Q:   What may I vote on?
     A:   (1) The reincorporation of the Company in Delaware;
          (2) The classification of the Board of Directors into three classes each elected for a three year term;
          (3) The elimination of cumulative voting;
          (4) The increase in the shareholder vote required to amend the Bylaws from a majority to 66 2/3%;
          (5) The Charter provision requiring shareholders to obtain the prior approval of the Board to seek action by written
              consent of the shareholders;
          (6) The Charter provision that shareholders may not call
          special meetings;
          (7) The increase in the authorized number of shares of
          Common Stock; and
          (8) The creation of a new class of Preferred Stock.
 2.  Q:   How does the Board recommend that I vote on these Proposals?
     A:   The Board recommends a vote FOR each of the eight Proposals.
 3.  Q:   Who is entitled to vote?
     A:   Shareholders of record as of the close of business on March
          17, 2000 (the "Record Date") are entitled to vote at the
          Special Meeting.
 4.  Q:   How do I vote?
     A:   Sign and date each proxy card you receive and return it in the postage prepaid return envelope, or vote by telephone or on the Internet in accordance with the instructions set
          forth on the next page.
 5.  Q:   Can I revoke my Proxy later?
     A:   You have the right to revoke your proxy at any time at or
          before the Special Meeting by:
          (1) notifying the Secretary of the Company in writing;
          (2) returning a later-dated proxy card, or
          (3) attending the meeting and voting in person.
 6.  Q:   Who will count the vote?
     A:   ChaseMellon Shareholder Services, LLP, the Company's
          Transfer Agent, will count the votes and act as the
          inspector of election.
 7.  Q:   What shares are included on the proxy card(s)?
     A:   The shares on your proxy card(s) represent ALL of your
          shares. If you do not return your proxy card(s), your shares will not be voted.
 8.  Q:   What does it mean if I get more than one proxy card?
     A:   If your shares are registered differently or are in more
          than one account, you will receive more than one proxy card.
          Please sign and return ALL proxy cards to ensure that all
          your shares are voted.

 9.  Q:   How many shares can vote?
     A:   As of the Record Date, March 17, 2000, 5,758,862 shares of
          Common Stock, the only voting securities of the Company,
          were issued and outstanding. Every shareholder is entitled to one vote on each Proposal for each share of Common Stock held.
10.  Q:   What is a "quorum"?
     A:   A "quorum" is a majority of the outstanding shares entitled to vote. They may be present in person or represented by
          proxy. For the purposes of determining a quorum, shares held by a broker or nominee will be treated as present if the
          broker or nominee returns a proxy card, even if the broker or nominee does not vote on all of the Proposals because it does not have discretionary power to vote on a particular
          Proposal or did not receive voting instructions from the
          beneficial owner of the shares. These shares are called
          "broker non-votes" with respect to the Proposals on which
          such shares are not voted. Abstentions also will be counted as present for quorum purposes.
11.  Q:   What vote is required to approve each Proposal?
     A:   Approval of each of the eight Proposals to be presented at the Meeting will require the affirmative vote from the
          holders of a majority of the outstanding shares of Common
          Stock entitled to vote at the Special Meeting. As a result, shares not voted, broker non-votes and abstentions with
          respect to any Proposal will have the effect of a vote
          against that Proposal.
12.  Q:   What happens if I abstain?
     A:   Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum.
          However, for purposes of determining the outcome of the vote on a Proposal, shares represented by proxies marked
          "abstain" will be equivalent to a vote against the Proposal.
13.  Q:   Will any other business be conducted?
     A:   Under the Company's Bylaws, only business that has been
          identified and brought before the Special Meeting pursuant to the Notice of Special Meeting may be conducted. No other business may be considered at the Special Meeting.
14.  Q:   How will the Company solicit proxies?
     A:   Mackenzie Partners Incorporated has been retained by the
          Company to assist in the solicitation of votes. Its fees are expected to be $10,000, and it will be reimbursed for its
          out-of-pocket expenses, estimated to be approximately
          $10,000. The Company also reimburses brokerage houses and
          other custodians, nominees and fiduciaries for their
          reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders. Proxies also may be solicited in person, by telephone, or by facsimile by
          directors, officers, and employees of the Company without
          additional compensation.

TELEPHONE AND INTERNET VOTING

     Shareholders will have the opportunity to vote by telephone or via the Internet, as an alternative to voting by written proxy or in person at the Special Meeting. Votes submitted by telephone or via the Internet must be received by 4:00 P.M. Pacific time, on April 24, 2000.

TO VOTE BY TELEPHONE, PLEASE CALL: 1-800-840-1208.

     You must use a touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call. You will be asked to enter your Control Number, which is located on your proxy card. Next, follow the instructions you are given. Please refer to the proxy card for further explanation of the instructions. The call is toll-free.

TO VOTE VIA THE INTERNET, PLEASE ACCESS THE WEB SITE AT: WWW.EPROXY.COM/FOOT

     Use the internet to transmit your voting instructions and for electronic delivery. Have your proxy card in hand when you access the Web site. You will be required to enter your Control Number, which is located on your proxy card. Next, follow the instructions you are given on the Web site. Shareholders should understand that there may be costs associated with voting via the Internet, such as Internet access charges from Internet service providers and telephone companies.

                                 PROPOSAL NO. 1

                          REINCORPORATION IN DELAWARE
                           (ITEM NO. 1 ON PROXY CARD)
                            ------------------------
INTRODUCTION

     For the reasons set forth below, the Board believes that it is in the best interests of the Company and its shareholders to change the state of incorporation of the Company from California to Delaware (the "Proposed Reincorporation"). Throughout this Proxy Statement, the Company as currently incorporated in California will be referred to as "Foothill-California" and the Company as reincorporated in Delaware (subject to approval by the shareholders at the Special Meeting) will be referred to as "Foothill-Delaware."

     SHAREHOLDERS ARE URGED TO READ CAREFULLY THIS SECTION OF THIS PROXY STATEMENT, INCLUDING THE RELATED EXHIBITS ATTACHED TO THIS PROXY STATEMENT, BEFORE VOTING ON THE PROPOSED REINCORPORATION.

     The principal reasons for the Proposed Reincorporation are:

     - the greater predictability and flexibility provided by the General Corporation Law of the State of Delaware (the "Delaware law"), particularly as construed by the Delaware courts;

     - the belief that the Company's shareholders will benefit from the well-established principles of corporate governance that Delaware law affords;

     - the increased ability of the Company to attract and retain qualified directors and officers, especially in light of prior initiatives in California to attempt to severely limit the ability of companies to indemnify directors and officers; and

     - the reduction of the Company's vulnerability to unsolicited or hostile attempts to take over or to obtain control of the Company.

     The proposed Foothill-Delaware Certificate of Incorporation (the "Charter") and its Bylaws are attached as Exhibits A and B, respectively. As described below, the Foothill-Delaware Charter and Bylaws contain certain provisions that will be voted on separately at the Special Meeting. See Proposals 2, 3, 4, 5, 6, 7 and 8 below. If those provisions are approved by the shareholders, they will change the current rights of shareholders and the powers of management and, in some cases, reduce shareholder participation in important corporate decisions. If the Proposed Reincorporation is not approved or, if approved, is not effectuated, then the Charter and Bylaws of Foothill-California will be amended to include those of the Charter and Bylaw provisions described in Proposals 3, 4, 5, 7 and 8 that are approved by the shareholders at the Special Meeting.

     The Proposed Reincorporation will be effected by merging Foothill-California into a new Delaware corporation that is a wholly-owned subsidiary of Foothill-California (the "Reincorporation Merger"). Upon completion of the Reincorporation Merger, Foothill-California, as a corporate entity, will cease to exist and Foothill-Delaware, the new Delaware corporation, will succeed to the assets and assume the liabilities of Foothill-California and will continue to operate the business of the Company under its current name, Foothill Independent Bancorp.

     As provided by the Agreement and Plan of Merger, in substantially the form attached hereto as Exhibit C (the "Merger Agreement"), each outstanding share of Foothill-California Common Stock, no par value per share, will be automatically converted into one share of Foothill-Delaware Common Stock, $0.001 par value per share, upon the effective date of the Merger. Each stock certificate representing issued and outstanding shares of Foothill-California Common Stock will continue to represent the same number of shares of Foothill-Delaware Common Stock. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING FOOTHILL-CALIFORNIA STOCK CERTIFICATES FOR FOOTHILL-
DELAWARE STOCK CERTIFICATES. HOWEVER, SHAREHOLDERS MAY REQUEST THAT THEIR CERTIFICATES BE EXCHANGED IF THEY SO CHOOSE.

     Foothill-California Common Stock is currently listed on the Nasdaq National Market. After the Merger, Foothill-Delaware Common Stock will be listed on the Nasdaq National Market under the same symbol

("FOOT") as the shares of Foothill-California Common Stock are listed. There will be no interruption in the trading of the Company's Common Stock as a result of the Merger. As of the date the Board approved the Proposed Reincorporation, the closing price of Foothill-California Common Stock on the Nasdaq National Market was $11.50 per share.

     Under the General Corporation Law of the State of California (the "California law"), the affirmative vote of the holders of a majority of the outstanding shares of Foothill-California Common Stock is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. See "Board Recommendation and Vote Required" on page 19 below. THE PROPOSED REINCORPORATION HAS BEEN APPROVED BY ALL OF THE MEMBERS OF THE BOARD, WHO UNANIMOUSLY RECOMMEND A VOTE IN FAVOR OF THE PROPOSAL. If approved by the shareholders, it is anticipated that the Reincorporation Merger will become effective (the "Effective Date") as soon as practicable following the Special Meeting and receipt of required governmental approvals which are identified in the Merger Agreement. However, as described in the Merger Agreement, the Reincorporation Merger (and thus the Proposed Reincorporation) may be abandoned or the Merger Agreement may be amended by the Board (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board, circumstances arise which make it inadvisable to proceed with the Proposed Reincorporation under the original terms of the Merger Agreement. However, even if the Proposed Reincorporation is abandoned, any of Proposals 3, 4, 5, 7 and 8 that are approved by the shareholders may be implemented by amending the Foothill-California Charter and Bylaws to include the provisions described in those Proposals.

     As provided in the California General Corporation Law, shareholders of Foothill-California will not have appraisal or dissenters' rights with respect to the Reincorporation Merger. See "Comparison of Charters and Bylaws of Foothill-California and Foothill-Delaware and Significant Differences between the Corporation Laws of California and Delaware -- Appraisal Rights" on page 16 below.

     The discussion set forth below is qualified in its entirety by reference to the Foothill-Delaware Charter (also known as its certificate of incorporation), the Foothill-Delaware Bylaws, the Merger Agreement, and the form of Officer and Director Indemnification Agreement, copies of which are attached to this Proxy Statement as Exhibits A, B, C, and D, respectively.

     APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL ALSO CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE FOOTHILL-DELAWARE CHARTER AND BYLAWS, THE FOOTHILL-DELAWARE OFFICER AND DIRECTOR INDEMNIFICATION AGREEMENT AND ALL PROVISIONS THEREOF, EXCEPT THOSE PROVISIONS WHICH WILL BE VOTED ON SEPARATELY AT THE SPECIAL MEETING.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

     As the Company plans for the future, the Board and the Company's management believe that it is in the best interests of the Company and its shareholders that the Company be able to draw upon well-established principles of corporate governance in making legal and business decisions. The predictability of Delaware law provides a reliable foundation on which the Company's governance decisions can be based, and the Company believes that its shareholders will benefit from the responsiveness of Delaware law to their needs and to those of the corporation they own.

     Predictability and Flexibility of Delaware Law. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws that are responsive to the legal and business needs of the corporations organized under its laws. Many corporations have chosen Delaware as their original state of incorporation or have subsequently changed their corporate domiciles to Delaware for these reasons. Because of Delaware's popularity as the state of incorporation for many major corporations, both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

     Well-Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by corporations and as to the conduct of boards of directors under the business judgment rule and other standards. The Company believes that its shareholders will benefit from the well-established principles of corporate governance that Delaware law affords.

     Increased Ability to Attract and Retain Qualified Directors and
Officers. Both California and Delaware law permit a corporation to reduce or limit the monetary liability of directors for breaches of fiduciary duty in certain circumstances and to indemnify directors and officers against certain monetary liability, fees and expenses incurred in connection with the performance of their duties relating to the corporation. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers, to limit to the extent possible the situations in which monetary damages can be recovered against directors and to indemnify its directors and officers to the extent possible so that the Company may continue to attract and retain qualified directors and officers who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors and officers than California law and that Delaware case law regarding a corporation's ability to limit director liability and to indemnify directors and officers is better developed and provides more guidance than California law.

     In November 1996, Proposition 211 was presented to a vote of the public at the California general election. If it had been approved, Proposition 211 would have increased the incidence of lawsuits against directors and officers of California corporations and, at the same time, would have severely limited the ability of California corporations to indemnify their directors and officers against liability in such lawsuits. Although Proposition 211 was defeated, the California Constitution provides for an initiative process whereby similar propositions can be placed on the election ballot in the future. As a result, the Company believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies in attracting and retaining qualified directors and officers.

     Reduced Vulnerability to Unsolicited Takeover Attempts and Contests for Control. In the discharge of its fiduciary obligations to the Company's shareholders, over the years the Board has evaluated the Company's vulnerability to potential attempts either to take over or to effectuate changes in control of the Company. In the course of such evaluation, the Board has considered several, and adopted certain, defensive strategies or measures designed to enhance the Board's ability to negotiate with such unsolicited bidders or others that might seek to attempt a hostile take-over or to effectuate a change of control of the Company. The defensive measures adopted or approved by the Board in the past include a shareholder rights plan, severance arrangements with senior officers and, with the approval of our shareholders, the division of the Board into two classes with the members of each class standing for election once every two years.

     In 1999, Basswood Financial Partners, L.P., which together with certain of its affiliated entities ("Basswood"), had acquired, during the prior two years, approximately 9.5% of Foothill-California's outstanding shares, initiated a proxy contest seeking to elect one of their representatives to the Board of Directors in place of one of the candidates nominated by the Board of Directors. Basswood is an investment fund which purchases shares in publicly traded bank holding companies, like Foothill-California, with a stated objective of obtaining appreciation in the value of those shares primarily through sales of those companies. In its proxy materials, Basswood made it clear that its purpose in conducting a proxy contest was to force a sale of the Company. Basswood also admitted that its nominee, if elected, might put the interests of Basswood ahead of the interests of the other Foothill-California shareholders. Although Basswood's candidate was defeated, receiving votes from shareholders holding 23% of the shares voted as compared to 77% received by the Board's nominees, as a result of that proxy contest the Board has come to believe that:

     - directors should represent all of the shareholders and not a special constituency seeking to place their own special interest over the interests of the other shareholders;

     - certain provisions of California law encourage minority shareholders seeking to advance their own special interests to resort to proxy contests because under California law they can obtain representation on the board of directors even though they are opposed by a significant majority of the shareholders;

     - the presence on the board of directors of one or more directors representing a special constituency seeking to further their own interests could disrupt and impair the efficient management of a public company, like Foothill; and

     - proxy contests are costly, both in terms of the dollar amounts that must be incurred to defend against them and the diversion of management's time and resources from business operations.

     The Board also believes that unsolicited takeover attempts and contests for control may be unfair or disadvantageous to the Company and its shareholders because, among other reasons:

     - a non-negotiated takeover bid or contest for control, or a proxy contest, may be timed to take advantage of temporarily depressed stock prices;

     - a non-negotiated takeover bid or contest for control or proxy contest may be designed to foreclose or minimize the possibility of more favorable competing bids or to foreclose alternative transactions or strategies for increasing shareholder value, which the Board believes was Basswood's purpose in conducting its proxy contest;

     - a non-negotiated takeover bid or change of control transaction, may involve the acquisition of only a controlling interest in the Company's stock, without affording all shareholders the opportunity to receive the same economic benefits in the transaction; and

     - a non-negotiated takeover transaction may deprive shareholders of an adequate opportunity to evaluate the merits of the proposed transaction.

     The Board believes that, for the protection of the Company's shareholders, any proposed acquisition of or change in control of the Company or proposed business combination involving the Company should be thoroughly studied by the Board to assure that such transactions would be in the best interests of the Company and its shareholders and that all of the Company's shareholders would be treated fairly in any such transaction. Similarly, the Board believes that it should have the opportunity to consider both the qualifications of any new candidates proposed for election to the Board and the interests that such candidates will be representing if nominated and elected to the Board. The Board believes that the deliberative process involved in the Board's selection of candidates for nomination and election to the Board will result in a more effective Board of Directors and insure that a proper balance can be maintained between the continuity and stability of management that incumbent directors provide and the new perspectives and added strengths that new directors can offer the Company.

     For all of these reasons, the Board has re-evaluated the Company's vulnerability to potential attempts either to take over or to effectuate changes in control of the Company, including the ability of special shareholder constituencies to obtain representation on the Company's Board through expensive and disruptive proxy contests, and has decided to submit for approval of the shareholders at the Special Meeting a number of defensive measures for inclusion in the Company's Charter or Bylaws that are described in Proposals 2, 3, 4, 5, and 6 below that are designed to reduce the Company's vulnerability to unsolicited takeover attempts and contests for control that can be disruptive and an expensive diversion of management's time and resources which can be better spent on the operations of the Company. Although certain of these defensive measures, such as the elimination of cumulative voting and the requirement that Board approval be obtained before a shareholder may initiate a shareholder consent solicitation, may be implemented in California if approved by the shareholders, certain other of these defensive measures are not permitted to be implemented under California law. By contrast, Delaware, and a number of other states, permit a corporation to include in its Charter or Bylaws several of these measures that are designed to reduce a corporation's vulnerability to unsolicited takeover attempts and contests for control or Board representation. Reincorporation in Delaware, however, offers an added benefit in that there is also substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of a board of directors under the business judgment rule with respect to unsolicited takeover attempts and other contests for control. As a result, one of the purposes of the Proposed Reincorporation, and the other Proposals relating to the Charter and Bylaws of the Company, to be voted on at the Special Meeting, is to enable the Company to implement some of these defensive measures, which are described below in the section entitled "Comparison of Charters and Bylaws of Foothill-California and Foothill-Delaware and Significant Differences between the Corporation Laws of California and Delaware" beginning on page 9 below.

     In sum, the Board believes that the Proposed Reincorporation and the other Proposals relating to the Company's Charter and Bylaws are prudent and in the best interests of the Company and its shareholders and should be adopted for their protection.

POSSIBLE DISADVANTAGES OF THE PROPOSED REINCORPORATION AND CHARTER AND BYLAW PROPOSALS

     Despite the beliefs of the Board as to the benefits to the Company and its shareholders of the Proposed Reorganization and the Charter and Bylaw Proposals, the Proposed Reincorporation and the Charter and Bylaw Proposals may have the effect of discouraging a future takeover attempt or contest for control that is not approved by the Board but is favored by individual shareholders. This outcome could result even if a majority of the shareholders believe that such a takeover attempt or change of control to be in their best interests or if the shareholders might receive a substantial premium for their shares over the then current market value or over their cost basis in their shares. As a result of the adoption of the Proposed Reincorporation and the Charter and Bylaw Proposals, shareholders who wish to participate in an unsolicited tender offer may not have an opportunity to do so if such tender offer is not approved by the Board, and some potential bidders may be discouraged from making a bid altogether. Furthermore, adoption of the Proposed Reincorporation and the Charter and Bylaw changes will not necessarily ensure or guarantee that shareholders will receive a price for their shares in connection with an acquisition of control of the Company that reflects the value of such shares or that is fair and equitable. However, the Board of Directors believes the likelihood that the price will reflect such value and will be fair and equitable will be increased by the Proposed Reincorporation and the Charter and Bylaw Proposals by making it more difficult for hostile bidders to take advantage of short-term declines in the prices of our shares to acquire control of the Company for a price that does not reflect the inherent value of the shares or on terms that do not treat all shareholders equally. In addition, the Proposed Reincorporation and Charter and Bylaw Proposals could make it more difficult to change the existing Board and management of the Company.

NO CHANGE IN THE CORPORATE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

     The Proposed Reincorporation will result only in a change in the legal domicile of the Company and certain other changes of a legal nature, the most significant of which are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the name, business, management, fiscal year, assets, liabilities or location of the offices of the Company. The directors who serve on the Board of Foothill-California will become the initial directors of Foothill-Delaware. All stock options, and all employee benefits, stock option and stock purchase plans and the dividend reinvestment plan of Foothill-California will be assumed and continued by Foothill-Delaware, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of shares of Foothill-Delaware Common Stock, at the same price per share, upon the same terms and subject to the same conditions. Shareholders should note that approval of the Proposed Reincorporation will also constitute approval of the assumption of these plans by Foothill-Delaware. Other employee benefit programs of Foothill-California also will be continued by Foothill-Delaware upon the terms and subject to the conditions currently in effect.

     As noted above, after the Merger, the shares of the Company's Common Stock will continue to be listed, without interruption, on the Nasdaq National Market and under the same symbol ("FOOT"). The Company believes that the Proposed Reincorporation will not affect any of its material contracts with any third parties and that Foothill-California's rights and obligations under such material contractual arrangements will continue and be assumed by Foothill-Delaware.

COMPARISON OF CHARTERS AND BYLAWS OF FOOTHILL-CALIFORNIA AND FOOTHILL-DELAWARE AND SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

     General. The provisions of the Foothill-Delaware Charter and Bylaws, which include certain provisions that the Company's shareholders will vote on separately at the Special Meeting, are more comprehensive than those of the Foothill-California Charter (also known as its articles of incorporation) and material changes are discussed below. The Foothill-Delaware Bylaws are similar to the Foothill-California Bylaws in many respects, but differ in certain other respects. As a result, the Proposed Reincorporation, together with the proposed Charter and Bylaw provisions, will have the effect of altering the rights of shareholders and the powers of management, in some cases may reduce shareholder participation in important corporate decisions and may have "anti-takeover" implications. See "Principal Reasons for the Proposed Reincorporation -- Reduced Vulnerability to Unsolicited Takeover Attempts and Contests for Control" on page 6 above, and "Possible Disadvantages of Reincorporation and Charter and Bylaw Proposals" on page 8 above.

     Pursuant to Delaware law, certain other changes altering the rights of shareholders and powers of management could be implemented in the future by amendment of the Foothill-Delaware Charter following shareholder approval or by amendment of the Foothill-Delaware Bylaws by the Board without shareholder approval. Except for the provisions described below, the Board does not have any current plans to implement any additional provisions to the Foothill-Delaware Charter or Bylaws that may have "anti-takeover" implications.

     Approval of the Proposed Reincorporation will result in certain substantive differences in the corporate law governing the Company. While the Foothill-Delaware and Foothill-California Charters and Bylaws and the respective laws of California and Delaware are discussed below, such discussion contains neither an exhaustive description of all differences between the proposed Foothill-Delaware and Foothill-California Charters and Bylaws nor an exhaustive description of the differences between the laws of the two states. The discussion below of the Foothill-Delaware Charter and Bylaws is qualified by reference to Exhibits A and B hereto, respectively.

     Authorized Capitalization. If the Proposed Reincorporation is approved, the authorized capitalization of Foothill-Delaware will be increased from the authorized capitalization of Foothill-California. The Foothill-Delaware Charter authorizes the Company to issue 25,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, an increase in authorized capital stock from the Foothill-California Charter, which authorizes the Company to issue only 12,500,000 shares of Common stock and no shares of Preferred Stock. Each share of Foothill-Delaware stock has a par value of $0.001 per share, while each share of Foothill-California stock has no par value. The difference in par value is without significance.

     The additional shares of Common Stock and Preferred Stock could be used for a variety of purposes, including financing transactions, acquisitions and other corporate purposes. The Board will have the authority to issue the additional shares authorized under the Foothill-Delaware Charter without further action by the shareholders. The issuance of additional shares of capital stock may, among other things, dilute the equity or book value per share, earnings per share and voting rights of current holders of capital stock. An increase in the number of authorized shares could make it more difficult for a third party to acquire, or could discourage a third party from seeking to acquire, a majority of the outstanding voting stock of the Company.

     "Blank-Check" Preferred Stock. The Foothill-Delaware Charter authorizes the Board to issue "blank-check" Preferred Stock, which is not authorized under the Foothill-California Charter. Pursuant to the Foothill-Delaware Charter, the Board is authorized to issue, without any action on the part of the Company's shareholders, up to 10,000,000 shares of such "blank-check" Preferred Stock. The Foothill-Delaware Charter grants the Board the authority to divide the preferred shares into one or more series and to fix and determine the relative powers, rights and preferences, including the voting rights, and the qualifications, limitations or restrictions, of the shares of each series. The issuance of preferred shares could be used by the Board as a method of discouraging, delaying or preventing a change in control of the Company or to resist takeover offers opposed by the Company's management. Under certain circumstances, the Board could create impediments for or frustrate persons seeking to effect a hostile takeover or otherwise gain control of the Company by causing preferred shares with voting or conversion rights to be issued to a holder or holders who side with the Board.

     Classified Board of Directors. A classified or "staggered" board of directors is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. California law generally requires that directors be elected annually but permits a classified board if (a) the corporation is listed on a national stock exchange or (b) the corporation's shares are quoted on the Nasdaq National Market and are held by at least 800 shareholders. Under California law, such a "listed" corporation may, with the approval of its shareholders, divide its board into two or three classes by adopting amendments to its articles of incorporation. California law requires that a corporation that adopts a classified board must have at least six directors authorized if it divides its board into two classes, and must have at least nine directors authorized if it divides its board into three classes. Foothill-California is such a listed company because its shares are listed on the Nasdaq National Market and it has more than 800 shareholders. With the approval of its shareholders, Foothill-California amended its Charter in 1994 to divide the Board into two classes, with the members of each class elected for a two year term. Delaware law permits a corporation to have a classified board of up to three classes, but unlike California law, does not prescribe a minimum number of directors. This method of electing directors makes a change in the composition of a board of directors and, consequently, a potential change in control of a corporation a lengthier and more difficult process.

     If the Proposed Reincorporation and Proposal No. 2 is approved, the Foothill-Delaware Bylaws will provide for a classified board of directors consisting of three classes, with each class elected for a term of three years expiring in successive years. Two of the classes will be comprised of two directors each and the third class will be comprised of three directors. By comparison, Foothill-California's Board of Directors is divided into two classes of directors: Class I consisting of four directors whose term of office expires in 2000 and Class II consisting of three directors whose term of office expires in 2001. If the Proposed Reincorporation is approved and implemented, at the first annual meeting of shareholders of Foothill-Delaware, which is currently expected to take place by June 20, 2000, Class I would be divided into two classes, designated Class I and Class II, respectively, each comprised of two directors. The Class I directors and the Class II directors would be elected separately at the 2000 Annual Meeting, with the Class I directors being elected for a two year term ending in 2002 and the Class II directors for a three year term ending in 2003. The remaining three directors of Foothill-California, whose term of office expires in 2001, would be re-designated as Class III directors of Foothill-Delaware, would complete the remainder of their current two year term for which they were elected last year and would stand for election for a term of three years ending in 2004 at the Annual Meeting to be held in 2001. Thereafter, each Class of directors would be elected for successive three year terms. See Proposal No. 2 at page 21 below.

     Elimination of Cumulative Voting for Directors. Cumulative voting rights in the election of directors entitle a shareholder to give one nominee as many votes as are equal to the number of directors to be elected multiplied by the number of shares owned by the shareholder, or to distribute such votes among two or more nominees, as the shareholder sees fit. In the absence of cumulative voting, the holder or holders of the majority of the shares present or represented at a meeting have the power to elect each director to be elected at such meeting. The absence of cumulative voting would make it more difficult for minority shareholders adverse to a majority of the shareholders to obtain representation on a corporation's board of directors. California law requires cumulative voting in the election of directors, but permits a "listed" corporation, such as Foothill-California, to eliminate cumulative voting. Foothill-California has not done so. Under Delaware law, shares may not be cumulatively voted for the election of directors of the Company unless the Charter specifically provides for cumulative voting.

     The Board has come to believe that, especially in publicly-held companies, each director should represent the interests of all of the shareholders rather than the interests of a special constituency, and that the presence on the Board of one or more directors representing such a constituency could disrupt and impair the efficient management of Foothill-Delaware. The Board also believes, as a result of its experience with the Basswood proxy contest last year, that cumulative voting in the election of directors can serve to encourage minority shareholders to resort to expensive and disruptive proxy contests to advance their own special interests, even if they are opposed by a majority of the shareholders. As a result, the Board has approved and is recommending that shareholders adopt a proposal, at the Special Meeting, designated as Proposal No. 3, to eliminate cumulative voting in the election of directors and thereby insure that directors are elected by majority vote of the shareholders. If that Proposal is adopted by the shareholders, beginning with the next annual shareholders meeting, directors will be elected by majority vote rather than cumulative vote, whether or not the Proposed Reincorporation is approved and implemented. If, on the other hand, Proposal No. 3 is not adopted, shareholders will be entitled to elect directors by cumulative voting whether or not the Proposed Reincorporation is approved and implemented. See "Proposal No.
3 -- Elimination of Cumulative Voting" on page 22 below.

     Filling Vacancies on the Board. Under California law, any vacancy on the Board (other than one created by removal of a director) may be filled by a majority of the remaining directors of the Company constituting no less than a quorum. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office or by the affirmative vote of a majority of the directors at a meeting held based on notice or waiver of notice. A vacancy created by removal of a director may be filled by the Board only if so authorized by the Foothill-California Charter or Bylaws, neither of which authorize such action by the Board.

     Delaware law differs in that vacancies and newly-created positions on the Board may be filled by a majority of the directors of the Company then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the Foothill-Delaware Charter or Bylaws (or unless the Foothill-Delaware Charter directs that a particular class of stock is to elect such directors, in which case a majority of the directors elected by such class would fill such vacancy or newly-created position). Unlike the Foothill-California Bylaws, the Foothill-Delaware Bylaws provide that the remaining directors can fill any vacancy on the Board, including a vacancy created by the removal of a director.

     Amendment of Bylaws. Under California law, a corporation's bylaws may be adopted, amended or repealed either by the vote of a majority of the outstanding shares or by the approval of the board of directors of such corporation. Neither the existing Charter or Bylaws of Foothill-California contains provisions restricting or eliminating the rights to adopt, amend or repeal granted under California law. Delaware law provides that a corporation's bylaws may be amended by that corporation's shareholders or, if so provided in the corporation's charter, by the corporation's board of directors. The Board of Directors will be seeking the approval of the shareholders of a proposal (designated as Proposal No. 4 at page 23 below) to increase the vote of the shareholders that will be required to approve the adoption or any amendment or repeal of any provision of the Bylaws to sixty-six and two-thirds percent (66 2/3%) of the outstanding shares entitled to vote on such matters. If this proposal is approved by the shareholders at the Special Meeting, this change will be effectuated whether or not the Proposed Reincorporation is approved and implemented and, as a result, the percentage of shareholder approval required to adopt, amend, or repeal a provision of the Company's Bylaws will be higher than the current percentage, which is a majority of the shares entitled to vote on such matters. See Proposal No. 4 at page 23 below.

     Action by Written Consent of Shareholders. Unless otherwise provided in a corporation's charter, both California and Delaware law permit any action which may be taken at any annual or special meeting of shareholders to be taken without a meeting and without prior notice if a written consent, setting forth the action to be taken, is signed by the holders of outstanding shares of the corporation's capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The current Foothill-California Charter does not contain a provision limiting the Company's shareholders' right to take action by written consent. The Board of Directors will be seeking the approval of the shareholders of a proposal (designated as Proposal No. 5 at page 23 below) to require shareholders seeking to take action by written consent to first obtain the Board's approval of the action proposed to be submitted to shareholders and the taking of that action by written consent. If this proposal is approved by the shareholders at the Special Meeting, this provision will be added to the Company's Charter whether or not the Proposed Reincorporation is approved and implemented and the Charter also will provide that this provision cannot be amended or repealed except with the vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares entitled to vote on such amendment or repeal. Thus, if this proposal is adopted shareholders will no longer have the ability to take action by written consent without the Board's prior approval; but, instead, will have to wait until the next meeting of shareholders (or the next annual meeting, if Proposal No. 6 is approved), to present their proposals to a vote of the shareholders. See "Possible Disadvantages of the Proposed Reincorporation and Charter and Bylaw Proposals" at page 8 above and Proposal No. 5 at page 23 below.

     Special Shareholders' Meetings. Pursuant to California law, the Foothill-California Bylaws provide that a special meeting of shareholders may be called by the Board, the Chairman of the Board or the President of the Company or by the holders of shares of the Company entitled to cast not less than 10% of the votes at such meeting. Under Delaware law, a special meeting of shareholders may be called by the board of directors of a corporation or by any other person authorized to do so in the corporation's charter or bylaws. The Board of Directors will be seeking the approval of the shareholders of a proposal (designated as Proposal No. 6 at page 24 below) to include in Foothill-Delaware's Charter and Bylaws a provision that only the Board, the Chairman of the Board, or the President of Foothill-Delaware will be entitled to call special meetings of shareholders. Therefore, holders of 10% or more of the voting shares of Foothill-Delaware will not be able to call a special meeting of shareholders. Instead, they will be required to wait until the next annual meeting of shareholders to present their proposals to a vote of the shareholders. The Foothill-Delaware Charter also provides that this Charter provision may be changed only by the affirmative vote of the holders of not less than sixty-six and two-thirds percent (66 2/3%) of the voting shares of the Company. See "Charter and Bylaw Proposals to Reduce the Company's Vulnerability to Unsolicited Takeover Attempts and Contests for Control" at page 19 below and Proposal No. 6 at page 24 below for a more detailed description of this Charter provision, the reasons that the Board of Directors is recommending its approval and the possible disadvantages of that Charter provision.

     Nomination of Directors and Introduction of Business at Shareholder Meetings. The Foothill-Delaware Bylaws include advance notice procedures similar to those included in the Foothill-California Bylaws with regard to the nomination of directors, other than by or at the direction of the Board (the "Nomination Procedure"), and with regard to other matters to be brought before an annual meeting of shareholders by a shareholder of the Company (the "Proposal Notice Requirement"). Both the Foothill-California Bylaws and the Foothill-Delaware Bylaws establish the deadline for giving such notice to the Company at not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting.

     By requiring advance notice of nominations by shareholders, the Nomination Procedure affords the Board an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the shareholders about such qualifications. By requiring advance notice of proposed business, the Proposal Notice Requirement provides the Board with an opportunity to inform shareholders of the nature of any business proposed to be conducted at a meeting and the Board's position on any such proposal, enabling shareholders to better determine how to vote their shares in regard to such business.

     The Nomination Procedure and the Proposal Notice Requirement may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, even if such nominations for the election of directors or other business might be deemed by the majority of shareholders to be beneficial to the Company and its shareholders.

     Under both the Foothill-California Bylaws and Foothill-Delaware Bylaws, only such business may be conducted at a special meetings of the shareholders as shall have been identified and brought before the meeting pursuant to the notice of such meeting. However, as shareholders with more than 10% of the voting stock of the Company will no longer be able to call special meetings, only the Board will be able to nominate persons for election as directors of the Company at special meetings under the Foothill-Delaware Bylaws.

     Shareholder Approval of Certain Business Combinations. Under Section 203 of the Delaware General Corporation Law, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested shareholder" for three years following the time that such person or entity becomes an interested shareholder. With certain exceptions, an interested shareholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock by an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if (i) prior to the time such shareholder becomes an interested shareholder, the board of directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested shareholder; (ii) upon consummation of the transaction that made him or her an interested shareholder, the interested shareholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer) or (iii) at or after the time such person or entity becomes an interested shareholder, the board of directors approves the business combination and it is also approved at a shareholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested shareholder. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, the Board intends that the Company be governed by Section 203. The Board believes that most Delaware corporations have availed themselves of this statute and have not opted out of Section 203.

     The Board believes that Section 203 will encourage any potential acquiror to negotiate with the Board. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Foothill-Delaware in which all shareholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Foothill-Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for Foothill-Delaware's shares over the then-current market price. Section 203 would also discourage certain potential acquirors who are unwilling to negotiate with the Board.

     California law requires that holders of Common Stock receive Common Stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of the target's Common Stock or its affiliate unless all of the target company's shareholders consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection to shareholders against coercive two-tiered bids for a corporation in which the shareholders are not treated equally.

     Removal of Directors. Under California law, any director or the entire board of directors may be removed, with or without cause, by approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Delaware law provides that a director of a corporation can be removed with or without cause by the holders of a majority of the shares then entitled to vote in an election of directors unless the corporation has adopted a classified board of directors or adopted cumulative voting for directors. If the Proposed Reincorporation is approved and implemented Foothill-Delaware's Bylaws will provide that directors may be removed only with cause by approval of a majority of the outstanding shares entitled to vote.

     Limitation of Liability of Directors. California and Delaware have similar laws respecting the elimination of the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty, provided that such liability does not arise from certain proscribed conduct. California law does not permit the elimination or limitation of monetary liability where such liability is based on: (i) intentional misconduct or knowing and culpable violation of law; (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director; (iii) receipt of an improper personal benefit; (iv) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders;
(vi) transactions between the corporation and a director who has a material financial interest in such transaction or (vii) liability for improper distributions, loans or guarantees.

     Delaware law does not permit the elimination or limitation of director monetary liability for: (i) breaches of the director's duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions or (iv) transactions in which the director received an improper personal benefit. Such provision also may not limit a director's liability for violation of, or otherwise relieve the Company or its directors from the necessity of, complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

     The Foothill-Delaware Charter provides for the elimination of personal monetary liability of directors to the fullest extent permissible under Delaware law. The Foothill-California Charter contains a comparable provision. Because Delaware law is more permissive under certain circumstances than California law with respect to eliminating monetary liability of directors, the Foothill-Delaware Charter is potentially broader in application than Foothill-California's comparable charter provision. The Foothill-Delaware Charter provision also incorporates any future amendments to Delaware law that further eliminate or limit such liability.

     The Board believes that the elimination of liability in the Foothill-Delaware Charter is in the best interests of the Company in that it maintains its ability to attract and retain qualified individuals to serve as directors, by providing assurance that decisions made in good faith will not subject them to personal liability by a court evaluating their decisions with the benefit of hindsight. However, this provision will limit the remedies available to shareholders dissatisfied with a Board decision, even if such decision involved gross negligence on the part of the directors. In such case, the shareholders' only remedy would be to file suit to stop the completion of the Board's action, which remedy may not be effective if such action has already been completed.

     Indemnification. California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. California law requires indemnification when the individual has defended successfully the action on the merits while Delaware law requires indemnification when there has been a successful defense on the merits or otherwise. If the individual loses or settles, the laws of both states, with some differences, provide for permissive indemnification (i.e., it is not required, but the corporation may indemnify). Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (iii) by independent legal counsel or (iv) by a majority vote of a quorum of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. California law allows indemnification if, with respect to the matter giving rise to the lawsuit, the individual acted (i) in good faith and (ii) for the purpose or in a manner that he reasonably believed to be in the best interests of the corporation. Although California law is similar to Delaware law in that it requires determination to be made by the majority vote of non-party directors or by the majority vote of a quorum of the shareholders, California law also provides for determination to be made by the court. However, it does not allow for determination to be made by an independent counsel.

     Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

     California law permits the Company to provide such additional rights to indemnification beyond those mandated by statute to the extent such additional indemnification is authorized in its charter. The Foothill-California Charter contains such a specific authorizing provision with respect to indemnification.

     Delaware law permits the Company to provide indemnification in excess of that mandated by statute, but Delaware law does not require authorizing provisions in the Foothill-Delaware Charter and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy. Foothill-Delaware's Bylaws allow for indemnification to the maximum extent permitted by Delaware law and Foothill-Delaware intends to enter into an Officer and Director Indemnification Agreement with each of its officers and directors, a copy of which is attached to this Proxy Statement as Exhibit D.

     As of the date of this Proxy Statement, the Company is not aware of any actions pending or threatened against officers or directors of Foothill-California or Foothill-Delaware in their capacities as such.

     Inspection of Shareholder List. Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. However, under California law this right of inspection is limited to record shareholders; whereas the Delaware courts have extended that right under Delaware law to beneficial holders of shares. Like California law, Delaware law provides for inspection rights as to a list of shareholders entitled to vote at a meeting for any purpose germane to the meeting, but limits such inspection to the 10-day period preceding a shareholders' meeting. California law, unlike Delaware law, also provides that persons with record ownership of an aggregate of five percent (5%) or more of the corporation's voting shares and that persons with record ownership of an aggregate of one percent (1%) or more of such shares who have contested the election of directors have the right to inspect and copy the corporation's shareholder list without establishing the purpose for such inspection.

     Shareholder Approval of Mergers. Both California and Delaware law generally require that the holders of a majority of the shares of both acquiring and target corporations approve statutory mergers with differing exceptions to this general requirement.

     Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its charter) if: (i) the merger agreement does not amend the existing charter; (ii) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger and (iii) either (a) no shares of Common Stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger or (b) the authorized unissued shares or shares of Common Stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of Common Stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

     California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83 1/3% (or five-sixths) of the voting power of the surviving or acquiring corporation or its parent entity.

     Sources of Dividends and Repurchases of Shares. California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

     Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired (meaning that the value of the assets of the corporation is less than the amount represented by the aggregate outstanding shares of the capital stock of the corporation) and such redemption or repurchase would not impair the capital of the corporation. The ability of a Delaware corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent on the financial status of the corporation standing alone and not on a consolidated basis. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, may be valued at their fair market value as determined by the board of directors, regardless of their historical book value.

     Under California law, a corporation may not make any distribution to its shareholders unless either: (i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

     The Proposed Reincorporation will have no effect on the ability of the Company to pay cash dividends or the Company's dividend policy.

     Additionally, in the case of the Company, the principal source of funds for the payment of cash dividends are cash dividends from its principal wholly owned subsidiary, Foothill Independent Bank, a California banking corporation (the "Bank"). The laws pertaining to the payment of dividends by a California banking corporation differ from those applicable to other types of California corporations. Under those laws, the approval of the California Commissioner of Financial Institutions is required before a state-chartered bank, such as the Bank, may declare a dividend which would exceed the lesser of: (i) the Bank's retained earnings or (ii) its net income for the immediately preceding three years (after deducting all dividends paid during that period). Additionally, due to capital requirements imposed by federal and state government banking agencies banks must maintain a substantial portion of their earnings to support their operations and, therefore, most banks do not pay cash dividends in amounts even approximating the maximum permissible dividends under applicable laws.

     Loans to Directors, Officers and Other Employees. Under California law, a corporation may make loans to, or guarantees for the benefit of, directors and officers if such loans or guarantees are approved by a majority of the corporation's shareholders or, for corporations with 100 or more shareholders of record, by its board of directors acting under a shareholder-approved bylaw. The Foothill-California Bylaws do not authorize the Company to make loans or guarantees to any director or officer of the Company. Under Delaware law, the Company may make loans to, guarantee the obligations of or otherwise assist its officers or other employees (including directors who are officers of employees) and those of its subsidiaries when such action, in the judgment of the Board, may reasonably be expected to benefit the corporation, and the Foothill-Delaware Bylaws have a provision to that effect.

     However, since Foothill Independent Bank, the Company's wholly owned banking subsidiary (the "Bank"), is a state chartered banking corporation and is in the business of making loans, Federal and California state laws permit the Bank to make loans to directors, whether or not they are employed by the Company or the Bank, and also to officers and other employees of the Company, subject to specific bank regulatory restrictions relating to the terms and amounts of such loans, the creditworthiness of the borrowers, the manner in which the loans must be approved by the Bank and other matters. The Proposed Reincorporation will not affect the Bank's practices or policies with respect to the making of loans to directors, officers or other employees of the Company.

     Appraisal Rights. Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights under which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

     Under Delaware law, such appraisal rights are not available: (i) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (ii) with respect to a merger or consolidation by a corporation the shares of which are listed on a national securities exchange, designated as a national market system on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (iii) to shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under Delaware law.

     The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83 1/3% (or five-sixths) of the voting power of the surviving or acquiring corporation or its parent entity. California law generally affords appraisal rights in sale of asset reorganizations.

     Pursuant to California law, appraisal rights are not available to shareholders of Foothill-California with respect to the Merger.

     Dissolution. Under California law, shareholders holding fifty percent (50%) or more of the total voting power of the Company may authorize the Company's dissolution, with or without the approval of the Board, and this right may not be modified by the Foothill-California Charter. Under Delaware law, without the Board's approval of a dissolution of the Company, a dissolution must be unanimously approved by all the shareholders entitled to vote thereon, while a dissolution that is approved by the Board only requires the approval of a simple majority of such shareholders. In the event of such a Board-initiated dissolution, Delaware law allows the Company to include in the Foothill-Delaware Charter a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. The Foothill-Delaware Charter does not contain a supermajority voting requirement in connection with dissolutions.

     Interested Director Transactions. Under both California and Delaware law, certain contracts or transactions in which one or more of the Company's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

     Shareholder Derivative Suits. California law provides that a shareholder bringing a derivative action on behalf of the Company need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a shareholder may bring a derivative action on behalf of the Company only if he or she was a shareholder of the Company at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the Company or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond, while Delaware law does not.

     Application of the California General Corporation Law to Delaware Corporations. Under Section 2115 of the California law, certain foreign corporations (i.e., corporations not organized under California law) which have significant contacts with California are subject to a number of key provisions of the California law. However, an exemption from Section 2115 is provided for a corporation whose shares are qualified as a national market security on the Nasdaq Stock Exchange and if the corporation has at least 800 holders of its equity securities as of the record date for its most recent shareholder meeting. Following the Proposed Reincorporation, the Company's Common Stock will continue to be qualified on the Nasdaq National Market and, accordingly, Foothill-Delaware would be exempt from Section 2115 so long as it had more than 800 holders of its equity securities.

     Certain Federal Income Tax Consequences. The following is a discussion of certain federal income tax considerations that may be relevant to holders of Foothill-California Common Stock who receive Foothill-Delaware Common Stock in exchange for their Foothill-California Common Stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular Foothill-California shareholders, such as dealers in securities, or those Foothill-California shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Foothill-California Common Stock. Furthermore, no foreign, state or local tax considerations are addressed herein. In view of the varying nature of such tax consequences, each shareholder is urged to consult his or her own tax advisor as to the specific tax consequences of the Proposed Reincorporation, including the applicability of federal, state, local or foreign tax laws.

     Subject to the limitations, qualifications and exceptions described herein, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the following tax consequences generally should result:

          (a) No gain or loss should be recognized by holders of Foothill-California Common Stock upon receipt of Foothill-Delaware Common Stock under the Proposed Reincorporation;

          (b) The aggregate tax basis of Foothill-Delaware Common Stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of Foothill-California Common Stock surrendered in exchange therefor; and

          (c) The holding period of Foothill-Delaware Common Stock received by each shareholder of Foothill-California should include the period for which such shareholder held Foothill-California Common Stock surrendered in exchange therefor, provided that such Foothill-California Common Stock was held by the shareholder as a "capital asset" (as defined in Section 1221 of the Code) at the time of the Proposed Reincorporation.

     The Company does not intend to request a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. The Company will, however, receive an opinion from the Company's general tax counsel substantially to the effect that the Proposed Reincorporation will qualify as a reorganization within the meaning of Section 368(a) of the Code (the "Tax Opinion"). The Tax Opinion will neither bind the IRS nor preclude it from asserting a contrary position. In addition, the Tax Opinion will be subject to certain assumptions and qualifications and will be based in part upon the truth and accuracy of representations made by Foothill-California and its wholly-owned Delaware subsidiary. Of particular importance will be assumptions and representations relating to the requirement under Section 368 of the Code that, after the Proposed Reincorporation, the shareholders of Foothill-California retain, through ownership of Foothill-Delaware stock, a significant equity interest in the assets previously held by Foothill-California (the "continuity of interest" requirement).

     A successful IRS challenge to the reorganization status of the Proposed Reincorporation (in consequence of a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a shareholder recognizing gain or loss with respect to each share of Foothill-California Common Stock exchanged in the Proposed Reincorporation equal to the difference between (i) the shareholder's basis in such share and (ii) the fair market value, as of the time of the Proposed Reincorporation, of Foothill-Delaware Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Foothill-Delaware Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held Foothill-California Common Stock.

     State, local and foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

     The Company does not expect to recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and Foothill-Delaware should succeed, without adjustment, to the federal income tax attributes of Foothill-California.

REGULATORY REQUIREMENTS

     Before the Proposed Reincorporation can be consummated, the Company will need to obtain the approval (or a waiver of approval requirements) from (i) the Board of Governors of Federal Reserve System, which regulates companies acquiring and owning stock of a bank ("bank holding companies"); and (ii) the California Commissioner of Financial Institutions, because Foothill-Delaware will acquire ownership of Foothill Independent Bank from Foothill-California on the consummation and as a consequence of the Reincorporation Merger. Applications for those approvals or waivers have been or will be filed prior to the Special Meeting. The Company has no reason to believe that it will not be able to obtain those approvals. If, however, it cannot, or any burdensome conditions are imposed on Foothill-Delaware or Foothill Independent Bank in connection with such approvals or waivers, Foothill-California may choose to abandon the Proposed Reincorporation.

BOARD RECOMMENDATION AND VOTE REQUIRED

     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED REINCORPORATION. The affirmative "FOR" vote of the holders of a majority of the shares of the Company's Common Stock outstanding on the Record Date is required for approval of the Proposed Reincorporation, which will also constitute approval of the Merger Agreement, the Certificate of Incorporation of Foothill-Delaware, the Foothill-Delaware Bylaws, the Foothill-Delaware Officer and Director Indemnification Agreement and all provisions thereof.

      CHARTER AND BYLAW PROPOSALS TO REDUCE THE COMPANY'S VULNERABILITY TO
             UNSOLICITED TAKEOVER ATTEMPTS AND CONTESTS FOR CONTROL

                          (PROPOSALS 2, 3, 4, 5 AND 6)

     In the discharge of its fiduciary obligations to the Company's shareholders, over the years the Board has evaluated the Company's vulnerability to potential attempts either to take over or to effectuate changes in control of the Company. In the course of such evaluation, the Board has considered several, and adopted certain, defensive strategies or measures designed to enhance the Board's ability to negotiate with such unsolicited bidders or others that might seek to attempt a hostile take-over or to effectuate a change of control of the Company.

     As a result of its experience with the Basswood proxy contest and a review of other tactics employed by hostile bidders and shareholder groups seeking to advance their own special interests, the Board has come to believe that:

     - directors should represent all of the shareholders and not a special constituency seeking to place their own special interest over the interests of the other shareholders;

     - certain provisions of California law encourage minority shareholders seeking to advance their own special interests to resort to proxy contests or shareholder consent solicitations and to call special shareholder meetings in order to obtain representation on the board of directors or to pressure management to change corporate strategies, even if they are opposed by a significant majority of the shareholders;

     - the presence on the board of directors of one or more directors representing a special constituency seeking to further their own interests could disrupt and impair the efficient management of a public company, like Foothill; and

     - proxy contests, consent solicitations and special shareholders meetings initiated by hostile bidders or shareholders seeking to advance their own special interests, can be costly, both in terms of the dollar amounts that must be incurred to defend against them and the diversion of management's time and resources from business operations.

     The Board also believes that unsolicited takeover attempts and contests for control may be unfair or disadvantageous to the Company and its shareholders because, among other reasons:

     - a non-negotiated takeover bid, or contest for control, may be timed to take advantage of temporarily depressed stock prices;

     - a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions or strategies for increasing shareholder value; and

     - a non-negotiated takeover transaction may deprive shareholders of an adequate opportunity to evaluate the merits of the proposed transaction.

     By contrast, if a potential acquiror seeking to effectuate an acquisition of control of the Company or one or more shareholders seeking representation of their interests on the Board must negotiate with the Board, the Board can and will take account of the underlying and long-term values of the Company's business, the possibilities for alternative transactions on more favorable terms, the possible advantages from a tax-free reorganization, the anticipated favorable developments in the Company's business not yet reflected in the stock price, the equality of treatment of all shareholders and the benefits to the shareholders, as a whole, of changes in the composition of and the qualifications of individuals proposed by minority shareholders for election to the Board.

     The Board believes that, for the protection of the Company's shareholders, any proposed acquisition of control of the Company or proposed business combination in which the Company might be involved should be thoroughly studied by the Board to assure that such transactions would be in the best interests of the Company and its shareholders and that all of the Company's shareholders would be treated fairly in any such transaction.

     Similarly, the Board believes that it should have the opportunity to consider both the qualifications of any new candidates proposed for election to the Board and the interests that such candidates will be representing if nominated and elected to the Board. The Board believes that the deliberative process involved in the Board's selection of candidates for nomination and election to the Board will result in a more effective Board of Directors and insure that a proper balance can be maintained between the continuity and stability of management that incumbent directors provide and the new perspectives and added strengths that new directors can offer the Company.

     Proposal No. 2, to classify the Board into three classes, and Proposal No. 3, to eliminate cumulative voting in the election of directors, are designed to encourage this deliberative process in the selection of candidates for election to the Board and to deter special shareholder constituencies seeking to further their own interests from engaging in expensive and wasteful proxy contests for control.

     Proposal No. 4 would increase the shareholder vote required to approve amendments to the Company's Bylaws; Proposal No. 5 would require shareholders to obtain the approval of the Board of Directors before initiating a solicitation of shareholder consents; and Proposal No. 5 would provide that shareholders may not call special meetings of shareholders. These Proposals are designed to discourage tactics sometimes employed by hostile bidders or dissident shareholders seeking to further their own special interests over the interests of the shareholders as a whole. These tactics include the solicitation of shareholder consents and the calling of special shareholders meetings to seek approval of changes in a corporation's charter or bylaws to make it easier to gain control of the corporation or to force shareholder consideration of proposals before (i) the time that the Board believes such consideration to be appropriate, or (ii) the next annual shareholders meeting. Moreover, these types of actions often are timed to take advantage of short term declines in the stock price of a corporation in hopes of attracting support from shareholders of their proposals that might not otherwise garner such support. Finally, tactics such as these can be disruptive and expensive for a corporation and a wasteful diversion of Board and management time and energies from the business operations of the Company. Additionally, if these Proposals are adopted their effect will be to require such shareholders to wait only until the next annual meeting to present their proposals for a vote of the shareholders. The Board believes that if a shareholder has the interests of all of the shareholders at heart, that shareholder should be willing to wait until the next annual meeting to present his or her proposals to the shareholders.

     The Board of Directors recognizes that these Proposals, which are described in more detail below and will be voted on separately at the Special Meeting, could discourage hostile takeover attempts or tender offers for control of the Company which might be approved by many, or indeed by a majority, of the Company's shareholders. In addition, this requirement would mean that amendments to the Charter and Bylaws and proposals to remove or replace incumbent directors would be restricted to only annual meetings, thereby making such actions by shareholders more difficult. See "Possible Disadvantages of the Proposed Reincorporation and Charter and Bylaw Proposals" on page 8 above.

     However, the Board sincerely believes that the benefits of discouraging the use of such tactics and the initiation of potentially expensive and disruptive consent solicitations and special meetings by hostile bidders or dissident shareholders seeking to further their own special interests, outweigh these disadvantages. THEREFORE THE BOARD OF DIRECTORS IS RECOMMENDING THAT SHAREHOLDERS VOTE FOR APPROVAL OF EACH OF PROPOSALS NOS. 2, 3, 4, 5, AND 6.

                                 PROPOSAL NO. 2

                         CLASSIFIED BOARD OF DIRECTORS
                           (ITEM NO. 2 ON PROXY CARD)

     The Foothill-California Charter currently provides for a classified Board of Directors consisting of two classes of directors who are elected on a rotating basis for a term of two years. The Board of Directors is recommending that shareholders approve the inclusion in the Foothill-Delaware Bylaws of provisions that would classify the Board into three classes of directors, with the members of each class to be elected, on a rotating basis, for a term of three years.

     The Board believes that the staggered three-year terms, with the election of approximately one-third of the directors each year, will help to assure the continuity and stability of the Company's long-term policies in the future and permit it to more effectively represent the interests of all shareholders, since at least two-thirds of the directors at any given time will have prior experience as directors of the Company. The division of the two existing classes of directors into three classes will have the effect of making it more difficult to change the overall composition of the Board of Directors. The Board, however, believes that the benefits of maintaining continuity on the Board, particularly in light of the fact that the Company is a financial institution regulated by Federal and state bank regulatory agencies, outweighs this disadvantage. See "Proposal No. 1 -- Proposed Reincorporation -- Comparison of Charters and Bylaws of Foothill-California and Foothill-Delaware and Significant Differences between the Corporation Laws of California and Delaware -- Classified Board of Directors" at page 10 above.

BOARD RECOMMENDATION AND VOTE REQUIRED

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE INCLUSION OF A PROVISION IN THE FOOTHILL-DELAWARE BYLAWS TO PROVIDE FOR A CLASSIFIED BOARD OF DIRECTORS CONSISTING OF THREE CLASSES. To be adopted, this Proposal requires the affirmative vote of a majority of the outstanding shares of Foothill-California's common stock. An abstention or the failure of a broker or other nominee holder of shares to vote the shares they hold of record will have the same effect as a vote against this Proposal. This Proposal will be effectuated only if the Proposed Reincorporation is approved and implemented.

                                 PROPOSAL NO. 3

                        ELIMINATION OF CUMULATIVE VOTING
                           (ITEM NO. 3 ON PROXY CARD)

     The Board believes that especially in publicly-held companies:

     - the presence on the Board of one or more directors representing one or a group of minority shareholders seeking to advance their own special interests could disrupt the functioning of the Board and therefore impair the efficient management of the Company.

     - cumulative voting in the election of directors can serve to encourage special interest groups among the shareholders to resort to expensive and disruptive proxy contests to advance their own interests, even if they are opposed by a majority of the shareholders.

     - each director should represent the interests of all of the shareholders rather than the interests of a special constituency, and

     - directors are more likely to represent the interests of all of the shareholders rather than the interests of a special constituency if, in order to win election to the Board, they must obtain the support and vote of shareholders owning a majority of the shares voted in the election of directors.

     As a result, the Board has approved and is recommending that shareholders adopt a proposal, at the Special Meeting, designated as Proposal No. 3, to eliminate cumulative voting in the election of directors and thereby insure that all directors are elected by majority vote of the shareholders.

     Because Foothill-California's shares trade on the NASDAQ National Market and it has more than 800 record holders of its shares, it is eligible under California law to eliminate cumulative voting.

     As a result, this Proposal is adopted by the shareholders, beginning with the next annual shareholders meeting, directors will be elected by majority vote rather than by cumulative vote, whether or not the Proposed Reincorporation is approved and implemented. If, on the other hand, Proposal No. 3 is not adopted, shareholders will be entitled to elect directors by cumulative voting whether or not the Proposed Reincorporation is approved and implemented. See "Proposal No. 1 -- Proposed Reincorporation -- Comparison of Charters and Bylaws of Foothill-California and Foothill-Delaware and Significant Differences between the Corporation Laws of California and Delaware -- Elimination of Cumulative Voting for Directors" at page 10 above.

     The Board does recognize and has considered that, if approved by shareholders, elimination of cumulative voting would make it more difficult for minority shareholders, adverse to a majority of the shareholders, to obtain representation on the Company's Board of Directors. However, the Board of Directors believes that the benefits of taking this action outweigh these disadvantages, because elimination of cumulative voting will:

     - make it more likely that minority shareholders seeking representation on the Board will present their views and reasons for doing so to the Board of Directors, who can then evaluate their intentions and the qualifications of their proposed nominees, and the benefits and detriments to the Company and all of its shareholders of nominating them for election to the Board;

     - deter expensive and disruptive proxy contests that are initiated to promote the interests of a special constituency of shareholders over those of the shareholders as a whole;

     - prevent a small minority of shareholders from frustrating the will of the vast majority of shareholders, as Basswood attempted to do last year by means of an expensive proxy contest.

BOARD RECOMMENDATION AND VOTE REQUIRED

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELIMINATION OF CUMULATIVE VOTING IN ELECTIONS OF DIRECTORS. Adoption of the amendment to the Articles of Incorporation of Foothill-California requires the affirmative vote of a majority of the outstanding shares of Foothill-California's common stock. An abstention or the failure of a broker or other nominee holder of shares to vote the shares they hold of record will have the same effect as a vote against this Proposal.

                                 PROPOSAL NO. 4

             INCREASE IN SHAREHOLDER VOTE REQUIRED TO AMEND BYLAWS
                           (ITEM NO. 4 ON PROXY CARD)

     Both California and Delaware laws permit a corporation to include a provision in its Charter that would require the vote of more than a majority of the outstanding shares to adopt, amend or repeal its bylaws. The Board of Directors is recommending that shareholders approve a charter provision that would require the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the outstanding shares to add to, amend or repeal the Company's Bylaws. See, "Proposal No. 1 -- Proposed Reincorporation -- Comparison of Charters and Bylaws of Foothill-California and Foothill-Delaware and Significant Differences between the Corporation Laws of California and
Delaware -- Amendment of Bylaws" at page 11 above.

     A tactic sometimes used by hostile bidders seeking control of a public company is to attempt to obtain shareholder approval of changes in a corporation's bylaws, such as a change in the number of directors or in the manner in which they are elected or in their terms of office, that would make it easier for the hostile bidder to gain control of the corporation. To discourage such attempts, which can be disruptive and a wasteful diversion of management's time and energies from the operation of the Company's business, the Board of Directors believes that it would be prudent and in the best interests of shareholders to approve the proposed increase in the percentage vote of the shareholders required to effect such changes in the Bylaws. In particular, the Board believes that a two-thirds vote will have this intended deterrent effect, but at the same time is not so high a percentage as will prevent shareholders from approving amendments or changes to the Bylaws that are supported by a substantial majority of the shareholders.

     If this Proposal is approved by the shareholders, but Proposed Reincorporation is not approved or, although approved, is not effectuated, the provision will be added to Foothill-California's Charter. If this Proposal is not approved by the shareholders it will not be included in either the Foothill-Delaware Charter or the Foothill-California Charter.

BOARD RECOMMENDATION AND VOTE REQUIRED

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S CHARTER TO PROVIDE THAT THE PERCENTAGE VOTE OF THE SHAREHOLDERS REQUIRED TO ALTER, AMEND, OR REPEAL THE COMPANY'S BYLAWS SHALL BE INCREASED FROM A MAJORITY TO 66 2/3%. Adoption of this amendment to the Charter requires the affirmative vote of a majority of the outstanding shares of Foothill-California's common stock. An abstention or the failure of a broker or other nominee holder of shares to vote the shares they hold of record will have the same effect as a vote against this Proposal.

                                 PROPOSAL NO. 5

             REQUIREMENT OF BOARD OF DIRECTOR APPROVAL FOR ACTIONS
                       BY WRITTEN CONSENT OF SHAREHOLDERS
                           (ITEM NO. 5 ON PROXY CARD)

     Both California and Delaware laws permit a corporation to include a provision in its Charter that would require the prior approval of the Board of Directors for any shareholders to seek shareholder action by written consent of the shareholders.

     The Board of Directors believes that it would be in the best interests of the Company and its shareholders that a provision be added to the Charter that would require any shareholder who is seeking to solicit written consents from shareholders to first obtain the approval of a majority of the Board of Directors of the matter proposed to be submitted for approval to the shareholders and of the taking of such action by written consent. The Charter also will provide that this provision may be amended or repealed only by a vote of the holders of at least 66 2/3% of the voting shares of the Company.

     Another tactic sometimes taken by hostile bidders or dissident shareholders seeking to further their own special interests is to engage in a solicitation of consents from shareholders to obtain their approval of changes in a corporation's charter or bylaws that, if approved, would make it easier for them to gain control of the corporation. The Board believes the inclusion of such a provision in the Company's Charter is a prudent corporate governance measure to prevent an inappropriately small number of shareholders from prematurely forcing shareholder consideration of a proposal over the opposition of the Board by unilaterally soliciting the consent of shareholders for such a proposal before
(i) the time that the Board believes such consideration to be appropriate, or
(ii) the next annual shareholders meeting. Consent solicitations also could involve substantial expense and diversion of Board and management time, results which the Board believes to be inappropriate for an enterprise the size of the Company.

     The requirement of prior Board approval for the taking of shareholder actions by written consent could discourage hostile takeover attempts or tender offers for control of the Company which might be approved by many, or indeed by a majority, of the Company's shareholders. In addition, this requirement would mean that amendments to the Charter and Bylaws and proposals to remove incumbent directors would be restricted to shareholders meetings, thereby making such actions by shareholders more difficult. See "Possible Disadvantages of Reincorporation" on page 8 above.

     However, the Board believes that the benefits of discouraging hostile bidders and dissident shareholders seeking to further their own special interests from conducting potentially expensive and disruptive consent solicitations outweigh these disadvantages.

BOARD RECOMMENDATION AND VOTE REQUIRED

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" A THE PROVISION IN THE COMPANY'S CHARTER REQUIRING THE PRIOR APPROVAL OF THE BOARD OF DIRECTORS FOR ACTION OF THE SHAREHOLDERS TO BE TAKEN BY WRITTEN CONSENT. Adoption of this amendment to the Charter requires the affirmative vote of a majority of the outstanding shares of Foothill-California's common stock. An abstention or the failure of a broker or other nominee holder of shares to vote the shares they hold of record will have the same effect as a vote against this Proposal. If this Proposal is approved by the shareholders, it will be implemented whether or not the Proposed Reincorporation is approved and effectuated. If this Proposal is not approved, such a provision will not be included in either the Foothill-Delaware or the Foothill-California Charter.

                                 PROPOSAL NO. 6

              INCLUSION OF PROVISION IN FOOTHILL-DELAWARE CHARTER
                THAT SHAREHOLDERS MAY NOT CALL SPECIAL MEETINGS
                           (ITEM NO. 6 ON PROXY CARD)

     California law provides that any shareholder or group of shareholders that owns 10% or more of a corporation's voting shares are entitled to call a special meeting of shareholders to seek their approval of any matter which, under California law, may be approved by a shareholder vote. Delaware law permits a corporation to include a provision in its charter or bylaws that limits the persons that may call a special meeting to officers or directors of the corporation. In that event, shareholders are not entitled to call special shareholders meetings for any purpose; but must instead wait until the next annual shareholders meeting to bring the matter to a vote. If this Proposal is approved and the Proposed Reincorporation also is approved and effectuated, the Charter and Bylaws of Foothill-Delaware will contain provisions that limit the persons that may call special shareholders meetings to the Board of Directors, the Chairman and the President of Foothill-Delaware. The Charter also will provide that the affirmative vote of the holders of at least 66 2/3% of the outstanding voting shares of Foothill-Delaware will be required to amend or repeal these provisions.

     The Board of Directors believes that it would be in the best interests of the Company and its shareholders that these provisions of the Charter and Bylaws of Foothill-Delaware be approved. The Board believes such a provision is a prudent corporate governance measure to prevent an inappropriately small number of shareholders from prematurely forcing shareholder consideration of a proposal over the opposition of the Board before (i) the time that the Board believes such consideration to be appropriate, or (ii) the next annual meeting. Special shareholders meetings brought by a dissident shareholder group seeking to further its own interests, or someone considering the commencement of a hostile takeover, also could involve substantial expense and diversion of Board and management time, results which the Board believes to be inappropriate for an enterprise the size of the Company.

     The Board recognizes that such a provision could discourage hostile takeover attempts or tender offers for control of Foothill-Delaware which might be approved by many, or indeed by a majority, of Foothill-Delaware's shareholders. In addition, if adopted, this Proposal would mean that amendments to the Foothill-Delaware Charter and Bylaws and proposals to remove incumbent directors would be restricted to only annual meetings, thereby making such actions by shareholders more difficult. See "Possible Disadvantages of Reincorporation" on page 8 above.

     However, the Board believes that the benefits of discouraging hostile bidders and dissident shareholders seeking to further their own special interests from calling special shareholders meetings outweighs these disadvantages, particularly since such persons will be able to submit their proposals for action by the shareholders at the very next annual shareholders meeting.

BOARD RECOMMENDATION AND VOTE REQUIRED

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE INCLUSION IN THE FOOTHILL-DELAWARE CHARTER AND BYLAWS OF PROVISIONS THAT SHAREHOLDERS MAY NOT CALL SPECIAL SHAREHOLDERS MEETINGS. Adoption of this amendment to the Charter requires the affirmative vote of a majority of the outstanding shares of Foothill-California's common stock. An abstention or the failure of a broker or other nominee holder of shares to vote the shares they hold of record will have the same effect as a vote against this Proposal. If this Proposal is approved by the shareholders, it will be implemented, if the Proposed Reincorporation is approved and effectuated. If this Proposal is not approved, this provision will not be included in the Foothill-Delaware Charter or Bylaws.

                                 PROPOSAL NO. 7

            INCREASE IN AUTHORIZED NUMBER OF SHARES OF COMMON STOCK
                           (ITEM NO. 7 ON PROXY CARD)

     The Board of Directors has adopted, subject to shareholder approval, an amendment to Foothill-California's Articles of Incorporation, that would increase the Company's authorized number of shares of Common Stock from 12,500,000 shares to 25,000,000 shares, in case the Reincorporation Proposal is not approved. The common shares would be no par value shares as is customary in California. In all other respects, the amended provisions of Foothill-California's Articles of Incorporation relating to its authorized shares of Common Stock would be identical to the provisions contained in Article IV of Foothill-Delaware's Charter relating to its authorized shares of Common Stock that is attached as Exhibit A to this Proxy Statement.

     As of March 17, 2000, 5,758,862 shares of Common Stock were issued and outstanding and a total of 2,029,589 additional shares of Common Stock were reserved for issuance on future acquisitions of shares under stock option and stock purchase plans and a dividend reinvestment plan. Thus, as of that date, the Company had less than 4,715,000 shares of Common Stock available for issuance. The proposed increase in the number of authorized shares of Common Stock from 12,500,000 to 25,000,000 would result in additional common shares being available for issuance from time to time for a number of corporate purposes, such as possible stock splits, stock dividends, acquisitions of companies or assets, sales of stock or securities convertible into stock and issuances pursuant to stock option or other employee benefit plans and dividend reinvestment programs. The Company currently has no specific plans, arrangements or understanding with respect to the issuance of these additional shares. The Company believes that the availability of the additional common shares will provide it with the flexibility to meet business needs as they arise, to take advantage of favorable acquisition and financing opportunities and to respond to a changing corporate environment.

     If this Proposal is approved by the Company's shareholders, no further shareholder vote or action will be necessary for the issuance of additional common shares, unless required by California law or Nasdaq rules. In general, California law and Nasdaq rules would require that the issuance of common shares in a merger or business combination or other transaction be approved by the Company's shareholders at an annual or a special meeting of the shareholders if the shares of Common Stock issued would increase the shares of Common Stock outstanding by twenty percent (20%) or more.

     Possible Effects of Adoption of Proposal. The increase in the authorized number of common shares could affect the ability of a third party to gain voting control of the Company, because the Board of Directors would be able to authorize the issuance, in a private placement or otherwise, of shares of Common Stock to one or more persons and, thereby, dilute the voting power of a potential acquiror without first having to obtain shareholder approval. In this situation, the issuance of common shares could adversely affect a potential takeover bid or contest for control.

     At this time, there are no specific plans, commitments, agreements or arrangements to issue any shares of Common Stock in addition to those reserved for future issuance, as described above, either as defensive or anti-takeover measures or for any other purpose.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     Adoption of the amendment to the Company's Articles of Incorporation requires the affirmative vote of a majority of the shares of the Company's Common Stock outstanding on the Record Date. An abstention or the failure of a broker or other nominee to vote shares held of record will have the same effect as a vote against the proposal. THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

TEXT OF AMENDMENT

     The Proposal would approve an amendment to Article Four of the Articles of Incorporation of Foothill-California relating to its authorized shares of Common Stock such that it would be identical to the text of Article IV of the Foothill-Delaware Charter attached as Exhibit A hereto relating to its authorized shares of Common Stock, except that the common shares would not include a designation of par value.

                                 PROPOSAL NO. 8

                   CREATION OF A NEW CLASS OF PREFERRED STOCK
                           (ITEM NO. 8 ON PROXY CARD)

     The Board of Directors has adopted, subject to shareholder approval, an amendment to Foothill-California's Articles of Incorporation, that would create a new class of 10,000,000 shares of preferred stock in case the Reincorporation Proposal is not approved. The newly authorized preferred shares would be no par value shares as is customary in California.

     If this Proposal is approved and implemented, but the Proposed Reincorporation is not, then, the preferred shares will be issuable from time to time in one or more series as determined by the Board of Directors of Foothill-California without further vote or action by the shareholders. Dividend rates, conversion rights, if any, liquidation preferences, rights and terms of redemption (including sinking fund provisions) and redemption prices will also be determined by the Board of Directors of Foothill-California at the time that any preferred shares are issued.

     The Board of Directors believes that the availability of authorized but unissued preferred shares can be of considerable value by providing an alternative form of consideration in connection with the raising of capital or the acquisition of other businesses through the issuance of securities by the Company, the terms and characteristics of which can be determined by the Board of Directors at the time of actual issuance based on market conditions and to meet other circumstances then existing.

     If this Proposal is approved by the Company's shareholders, no further shareholder vote or action will be necessary for the issuance of preferred shares, unless required by California law or NASDAQ rules. In general, California law and NASDAQ rules would require that the issuance of preferred shares in a merger or business combination or other transaction be approved by the Company's shareholders at an annual or a special meeting of the shareholders if the preferred shares could be converted into a number of shares of Common Stock that would increase the shares of Common Stock outstanding by twenty percent (20%) or more. The issuance of preferred shares may affect the rights of existing shareholders by diluting their percentage interests of Common Stock, if the preferred shares are convertible into Common Stock; granting the holders of preferred shares preferences as to dividends or proceeds on liquidation; and diluting their voting rights if the preferred shares provide for voting rights.

     Possible Effects of Adoption of Proposal. The availability of authorized but unissued preferred shares could affect the ability of a third party to gain voting control of the Company, because the Board of Directors would be able to authorize the issuance, in a private placement or otherwise, of preferred shares with voting rights to one or more persons and, thereby, dilute the voting power of a potential acquiror without first having to obtain shareholder approval. Additionally, unissued preferred shares would be available in connection with the adoption of a shareholders rights plan pursuant to which the Company would be able to issue to existing shareholders rights to purchase preferred shares that could be issued in circumstances that would dilute the equity position of a potential acquiror. In either of these situations, the issuance of preferred shares could adversely affect a potential takeover bid.

     At this time, there are no specific plans, commitments, agreements or arrangements to issue any preferred shares, either as defensive or anti-takeover measures or for any other purpose.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     Adoption of the amendment to the Company's Articles of Incorporation requires the affirmative vote of a majority of the shares of the Company's Common Stock outstanding on the Record Date. An abstention or the failure of a broker or other nominee to vote shares held of record will have the same effect as a vote against the proposal. THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE CREATION OF AN AUTHORIZED CLASS OF 10,000,000 SHARES OF PREFERRED STOCK.

TEXT OF AMENDMENT

     The Proposal would approve an amendment to Article Four of the Articles of Incorporation of Foothill-California such that it would be identical to the text of Article IV of the Foothill-Delaware Charter attached as Exhibit A hereto relating to its authorized shares of Preferred Stock, except that the preferred shares would not include a designation of par value.

             SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

     Set forth below is certain information as of March 17, 2000 regarding the number of shares of the Company's Common Stock owned by (i) each person who we know owns more than 5% of the outstanding shares of Common Stock of the Company,
(ii) each director and executive officer of the Company and (iii) all directors and executive officers as a group.

                                                               AMOUNT AND
                                                               NATURE OF          PERCENT OF
                    NAME AND ADDRESS                      BENEFICIAL OWNERSHIP      CLASS
                    ----------------                      --------------------    ----------
Basswood Partners, L.L.C................................         531,129(1)          9.23%
  Matthew Lindenbaum
  Bennett Lindenbaum
  645 Madison Avenue, 10th Floor
  New York, NY 10022
William V. Landecena....................................         358,562(2)          6.14%
O.L. Mestad.............................................         266,292(3)          4.56%
George E. Langley.......................................         196,147(4)          3.35%
Tom Kramer..............................................         119,518(5)          2.06%
Richard Galich..........................................         125,401(6)          2.17%
Donna Miltenberger......................................         107,800(7)          1.85%
Max E. Williams.........................................          71,653(8)          1.23%
George Sellers..........................................          22,113(9)          0.38%*
All Directors and Executive Officers of the Company as a
  group (9 in number)...................................       1,293,169(10)        20.70%

---------------
  *  Less than 1%

 (1) Based on information set forth in a report filed on Schedule 13F with the Securities and Exchange Commission on February 14, 2000 by Basswood, a Delaware limited liability company, Matthew Lindenbaum and Bennett Lindenbaum, the managing members of Basswood. Basswood is the general partner of Basswood Financial Partners, L.P. (the "Partnership"), and advises Basswood International Fund, Inc., a Cayman Islands exempted company ("Basswood International"), Whitewood Financial Partners, L.P., a Delaware limited partnership ("Whitewood"), and certain managed accounts (including 1994 Garden State L.P., a Delaware limited partnership ("Garden State") and Jet I, L.P., a Delaware limited partnership ("Jet I")), which, according to that report, owned beneficially, as of December 31, 1999, 553,029 shares of the Company's Common Stock. The other 100 shares are owned of record by Bennett Lindenbaum.

 (2) Mr. Landecena is a director of the Company. Includes 81,488 shares of Common Stock subject to outstanding stock options exercisable during the 60-day period ending May 17, 2000. The shares beneficially owned by Mr. Landecena include shares held in several trusts established by Mr. Landecena.

 (3) Mr. Mestad is a director of the Company. Includes 84,703 shares subject to outstanding options exercisable during the 60-day period ending May 17, 2000.

 (4) Mr. Langley is a director and an executive officer of the Company. Includes 93,465 shares of Common Stock subject to outstanding stock options exercisable during the 60-day period ending May 17, 2000.

 (5) Mr. Kramer is an executive officer of the Company. Includes 58,951 shares of Common Stock subject to outstanding stock options exercisable during the 60-day period ending May 17, 2000.

 (6) Mr. Gallich is a director of the Company. Includes 14,500 shares of Common Stock subject to outstanding options exercisable during the 60-day period ending May 17, 2000.

 (7) Ms. Miltenberger is a director and executive officer of the Company. Includes 66,789 shares of Common Stock subject to outstanding stock options exercisable during the 60-day period ending May 17, 2000.

 (8) Mr. Williams is a director of the Company. Includes 64,071 shares subject to outstanding options exercisable during the 60-day period ending May 17, 2000.

 (9) Mr. Sellers is a director of the Company. Includes 14,500 shares subject to outstanding options exercisable during the 60-day period ending May 17, 2000.

(10) Includes an aggregate of 492,213 shares of Common Stock subject to outstanding stock options exercisable during the 60-day period ending May 17, 2000.

                                 OTHER BUSINESS

     The Company's Bylaws provide that no other matters or proposals may be submitted to the shareholders at the Special Meeting other than the business noticed and described above.

Dated: March 20, 2000                     BY ORDER OF THE BOARD OF DIRECTORS,

                                          George E. Langley
                                          President

                                   EXHIBIT A

                          CERTIFICATE OF INCORPORATION

                                       OF

                          FOOTHILL INDEPENDENT BANCORP
                            ------------------------

                               ARTICLE I -- NAME

     The name of this Corporation is: Foothill Independent Bancorp.

                   ARTICLE II -- REGISTERED OFFICE AND AGENT

     The registered office of the Corporation in the State of Delaware is located 1013 Centre Road, Wilmington, Delaware 19805, County of New Castle, and Corporation Service Company is the registered agent of the Corporation.

                             ARTICLE III -- PURPOSE

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law, as amended from time to time.

                        ARTICLE IV -- AUTHORIZED CAPITAL

     The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 35,000,000 shares, consisting of
(a) 25,000,000 shares of Common Stock, $.001 par value per share (the "Common Stock"), and (b) 10,000,000 shares of Preferred Stock, $.001 par value per share (the "Preferred Stock").

     The Board of Directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate as required by the General Corporation Law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and relative, participating, optional or other special rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

     The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

     (a) The number of shares constituting that series and the distinctive designation of that series;

     (b) The dividend rate on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

     (c) Whether that series shall have voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights;

     (d) Whether that series shall have conversion privileges and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

     (e) Whether or not the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

     (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amount of such sinking fund; and

     (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series.

                ARTICLE V -- LIMITATION OF DIRECTORS' LIABILITY

     A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director: (i) for any breach of his duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the director derives an improper personal benefit. If the Delaware General Corporation Law is hereafter amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of the directors of the Corporation shall be limited or eliminated to the fullest extent permitted by the Delaware General Corporation Law, as so amended from time to time. Any repeal or modification of this Article V by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

                            ARTICLE VI -- DIRECTORS

     The number of directors that constitute the whole Board of Directors of the Corporation, the manner in which they shall be elected, their respective terms of office and their removal from office shall be as provided in the Bylaws of the Corporation.

                       ARTICLE VII -- AMENDMENT OF BYLAWS

     In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation shall have the power and authority to make, alter, amend, change, add to or repeal the Bylaws of the Corporation. The Bylaws of the Corporation may also be altered, amended, changed, added to or repealed by the affirmative vote of not less than sixty-six and two thirds percent (66 2/3%) of the outstanding voting stock of the Corporation entitled to vote on such matters, voting together as a single class.

          ARTICLE VIII -- SPECIAL MEETINGS AND ACTION BY STOCKHOLDERS

     The only persons entitled to call a special meeting of the Corporation's stockholders are those persons named in the Corporation's Bylaws.

     No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of the stockholders may be taken by written consent of the stockholders in lieu of a meeting of the stockholders, unless the action to be effectuated by written consent of stockholders, and also the taking of such action by such written consent, shall have expressly been approved in advance by the Board of Directors of the Corporation.

     Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of not less than sixty-six and two-thirds percent (66 2/3%) of the voting shares of this Corporation, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with this Article VIII.

                           ARTICLE IX -- INCORPORATOR

     The name and address of the Incorporator of the Corporation is as follows:

           Mark L. Skaist
           660 Newport Center Drive
           Suite 1600
           Newport Beach, California 92660-6441

     I, THE UNDERSIGNED, being the Incorporator, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate of Incorporation, do certify that the facts herein stated are
true, and accordingly, have hereunto set my hand this   day of                ,
2000.

                                          /s/ Mark L. Skaist
                                          Mark L. Skaist

                                   EXHIBIT B

                            FOOTHILL-DELAWARE BYLAWS

                                     BYLAWS
                                       OF
                          FOOTHILL INDEPENDENT BANCORP
                             A DELAWARE CORPORATION

                                   ARTICLE I

                                    OFFICES

     SECTION 1. REGISTERED OFFICE. The registered office of the Corporation in the State of Delaware shall be fixed in the Certificate of Incorporation of the Corporation.

     SECTION 2. PRINCIPAL EXECUTIVE OFFICE. The Corporation's principal executive office shall be fixed and located at such place, either within or without the State of Delaware, as the Board of Directors of the Corporation shall determine. The Board of Directors is granted full power and authority to change said principal executive office from one location to another.

     SECTION 3. OTHER OFFICES. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

     SECTION 4. BOOKS. The books of the Corporation may be kept within or without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     SECTION 1. PLACE OF MEETINGS. All meetings of stockholders shall be held at such place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors.

     SECTION 2. ANNUAL MEETINGS. Annual meetings of stockholders, for the purpose of electing directors and transacting such other business as may properly be brought before the meeting, shall be held on such date and time as shall be designated from time to time by the Board of Directors.

     SECTION 3. SPECIAL MEETINGS. Special meetings of stockholders, for any purpose or purposes, may only be called only by the Board of Directors, the Chairman of the Board or the President of the Corporation, and may not be called by any other person or persons. Only such business shall be conducted at a special meeting of the stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting.

     SECTION 4. NOTIFICATION OF BUSINESS TO BE TRANSACTED AT MEETING. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder entitled to vote at the meeting.

     For business to be properly brought before an annual meeting by a stockholder under sub-category (c) of this Section 4, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, the stockholder must have been a stockholder of record at the time the notice was given, and any such proposed business must constitute a proper matter for stockholder action. A stockholder's notice is timely only if it has been received by the Secretary of the Corporation not less than sixty (60) nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting of stockholders. In the event that the date of the annual meeting of stockholders is advanced or delayed by more than thirty (30) days from such anniversary, notice by the stockholder to be timely must be received by the Secretary of the Corporation
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not earlier than the seventy-fifth (75th) day prior to such annual meeting and not later than the close of business on the later of the forty-fifth (45th) day prior to such annual meeting or the tenth (10th) day following the day on which notice of the changed date of the annual meeting was mailed or public disclosure thereof was made by the Corporation, whichever first occurs. Such stockholder's notice shall set forth a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and beneficial owner, if any, on whose behalf the proposal is made. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a notice by a stockholder was not made in accordance with the procedures prescribed by this
Section 4, and if he or she should so determine, the defective notice and its contents shall be disregarded.

     SECTION 5. NOMINATIONS AND ELECTIONS OF DIRECTORS.

     (A) Nominations for the election of directors shall be made by a nominating committee of the Board of Directors if then constituted pursuant to these Bylaws, or if no nominating committee has been constituted, by the Board of Directors. Any stockholder who desires that such committee or the Board of Directors consider any person for nomination by the Board of Directors as a candidate for election to the Board of Directors may send a written notice to the Secretary of the Corporation, which identifies such proposed nominee or nominees and contains the information set forth below in clauses (i) through
(vi) of this Section 5. In addition, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at an annual meeting of stockholders, but only if written notice of such stockholder's intent to make such nomination or nominations has been received by the Secretary of the Corporation not less than sixty (60) nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting of stockholders. In the event that the date of the annual meeting of stockholders is advanced or delayed by more than thirty (30) days from such anniversary, notice by the stockholder to be timely must be received by the Secretary of the Corporation not earlier than the seventy-fifth (75th) day prior to such annual meeting and not later than the close of business on the later of the forty-fifth (45th) day prior to such annual meeting or the tenth (10th) day following the day on which notice of the changed date of the annual meeting was mailed or public disclosure thereof was made by the Corporation, whichever first occurs. Each notice by a stockholder given under this Section 5 shall set forth:
(i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote and intends to appear in person or by proxy at such meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder or any person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such stockholder (an "Affiliate" of such stockholder) and each nominee and any other person or persons (naming such person or persons) relating to the nomination or nominations; (iv) the class, series and number of shares of the Corporation that are owned by such stockholder and the person to be nominated as of the date of such stockholder's notice and by any other stockholders known by such stockholder to be supporting such nominees as of the date of such stockholder's notice; (v) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission for a meeting of stockholders at which directors are to be elected; and (vi) the written consent of each nominee to serve as a director of the Corporation if so elected. Any stockholder who desires to nominate one or more persons for election as directors at an annual meeting of stockholders also shall comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder, with respect to the matters set forth in this
Section 5.

     (B) No person who is proposed to be nominated by a stockholder at an annual stockholders meeting shall be eligible for election as a director of the Corporation at such meeting unless nominated in accordance with the applicable procedures set forth in this Section 5. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures

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prescribed by this Section 5, and if he or she should so determine, the defective nomination shall be disregarded.

     SECTION 6. NOTICE; WAIVER OF NOTICE. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by law, such notice shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. A written waiver of any such notice signed by the person entitled thereto, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     In the case of an annual meeting, the notice of meeting shall contain those matters that the Board of Directors, at the time of mailing of the notice, intends to present for action by the stockholders, provided, however, that subject to the provisions of applicable law, any other matters may be presented for action by the Board of Directors at the meeting. In the case of a special meeting, the notice of meeting shall contain the purpose or purposes for which the meeting was called.

     SECTION 7. QUORUM; ADJOURNMENT. Except as otherwise required by law, or provided by the Certificate of Incorporation or these Bylaws, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of enough votes to leave less than a quorum, if any action taken is approved by at least a majority of the required quorum to conduct that meeting. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the majority of the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

     SECTION 8. VOTING. Any matter brought before a meeting of stockholders at which a quorum is present shall, unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of a majority of the stock represented and entitled to vote thereon. Unless otherwise provided in the Certificate of Incorporation, each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. Elections of directors need not be by ballot unless the Chairman of the meeting so directs or unless a stockholder demands election by ballot at the meeting and before the voting begins. The stockholders of the Corporation shall not have the right to cumulate their votes for the election of directors of the Corporation.

     SECTION 9. PROXIES. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Corporation.

     SECTION 10. ACTION WITHOUT MEETING. If and to the extent permitted by the Certificate of Incorporation, any action which may be taken at any annual or special meeting of stockholders may be taken without a
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meeting and without prior notice if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the Corporation in the manner required by the Delaware General Corporation Law, written consents signed by a sufficient number of stockholders to take such action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

     SECTION 11. RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. Stockholders on the record date are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date, except as otherwise provided by agreement or by applicable law.

     If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived at the close of business on the business day next preceding the day on which the meeting is held. The record date for determining stockholders for any purpose other than set forth in this Section 11 shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

     SECTION 12. LIST OF STOCKHOLDERS ENTITLED TO VOTE. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this Section or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

     SECTION 13. INSPECTORS OF ELECTION. In advance of any meeting of stockholders, the Board of Directors may appoint one or more persons as inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not so appointed, or if an appointed inspector fails to appear or fails or refuses to act at a meeting, the Chairman of any meeting of stockholders may, and on the request of any stockholder or his proxy shall, appoint an inspector or inspectors of election at the meeting. The duties of such inspector(s) shall include: determining the number of shares outstanding and the voting power of each; the shares
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represented at the meeting; the existence of a quorum; the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all stockholders. In the event of any dispute between or among the inspectors, the determination of the majority of the inspectors shall be binding.

     SECTION 14. CONDUCT OF MEETING. At each meeting of stockholders the Chairman of the Board of Directors, if one shall have been elected (or in his absence or if one shall not have been elected, the President) shall act as Chairman of the meeting. The Secretary (or in his or her absence or inability to act, the person whom the Chairman of the meeting shall appoint Secretary of the meeting) shall act as Secretary of the meeting and keep the minutes thereof. The order and manner of transacting business at all meetings of stockholders including the time when polls for voting shall open and shall be closed, shall be determined by the Chairman of the meeting.

                                  ARTICLE III

                                   DIRECTORS

     SECTION 1. POWERS. Except as otherwise required by law or provided by the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

     SECTION 2. NUMBER AND ELECTION OF DIRECTORS. Subject to any limitations in the Certificate of Incorporation, the authorized number of directors of the Corporation shall be fixed from time to time by the Board of Directors either by a resolution or an amendment to this Bylaw duly adopted by the Board of Directors. Until changed in the foregoing manner, the number of directors shall be seven (7). Directors shall be elected at each annual meeting of stockholders to replace directors whose terms then expire, and, subject to the provisions of
Section 3 of this Article III, each director elected shall hold office for a term of three (3) years or until his successor is duly elected and qualified, or, if earlier, until his or her death, resignation or removal. Any director may resign at any time effective upon giving written notice to the Board of Directors, unless the notice specifies a later time for such resignation to become effective. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. If the resignation of a director is effective at a future time, the Board of Directors may elect a successor prior to such effective time to take office when such resignation becomes effective. Directors need not be stockholders of the Corporation.

     SECTION 3. CLASSIFIED BOARD OF DIRECTORS. The Board of Directors, shall be divided into three (3) Classes, as nearly equal in number as possible, designated Class I, Class II and Class III. The number of directors constituting each Class shall be fixed from time to time by a resolution duly adopted by the Board of Directors. The initial Class I and Class II Directors shall be elected at the first annual meeting of the stockholders following the filing of this Certificate of Incorporation and shall serve for a initial terms of two years and three years thereafter, respectively, expiring at the third and fourth annual meetings of the stockholders following the filing of this Certificate of Incorporation, respectively. The initial Class III directors shall be elected at the second annual meeting of the stockholders following the filing of this Certificate of Incorporation and shall serve for an initial term of three years thereafter, expiring at the fifth annual meeting of the stockholders following the filing of this Certificate of Incorporation. At each annual meeting of the stockholders following the filing of this Certificate of Incorporation, commencing on the third annual meeting following the filing of this Certificate of Incorporation, the successors of the Class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of the stockholders to be held in the third year following the year of their election, with each director in each such Class to hold office until his or her successor is duly elected and qualified. If any such annual meeting is not held, the directors may be elected at any special meeting of stockholders held, at the direction of the Board of Directors, for that purpose.

     SECTION 4. REMOVAL. Directors may be removed from office by the holders of a majority of the outstanding shares entitled to vote in an election of directors, but only with cause.

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     SECTION 5. VACANCIES. Subject to the limitations in the Certificate of
Incorporation or elsewhere in these Bylaws, vacancies in the Board of Directors resulting from death, resignation, removal or otherwise and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum or, if there is only one remaining director, by that director. Each director so selected shall hold office for the remainder of the full term of office of the former director which such director replaces and until his successor is duly elected and qualified or, if earlier, until his or her death, resignation or removal. No decrease in the authorized number of directors constituting the Board of Directors shall shorten the term of any incumbent directors.

     SECTION 5. TIME AND PLACE OF MEETINGS. The Board of Directors shall hold its meetings at such place, either within or without the State of Delaware, and at such time as may be determined from time to time by the Board of Directors.

     SECTION 6. ANNUAL MEETING. The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of stockholders, on the same day and at the same place where such annual meeting shall be held. Notice of such meeting need not be given. In the event such annual meeting is not so held, the annual meeting of the Board of Directors may be held at such place, either within or without the State of Delaware, on such date and at such time as shall be specified in a notice thereof given as hereinafter provided in
Section 8 of this Article III or in a waiver of notice thereof.

     SECTION 7. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware at such date and time as the Board of Directors may from time to time determine and, if so determined by the Board of Directors, notices thereof need not be given.

     SECTION 8. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President, or by any two (2) directors. Notice of the date, time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at the director's address as it is shown on the records of the Corporation. In case the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. In case the notice is delivered personally or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. The notice need not specify the purpose of the meeting. A written waiver of any such notice signed by the person entitled thereto, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     SECTION 9. QUORUM; VOTE REQUIRED FOR ACTION; ADJOURNMENT. Except as otherwise required by law, or provided in the Certificate of Incorporation or these Bylaws, a majority of the directors shall constitute a quorum for the transaction of business at all meetings of the Board of Directors and the affirmative vote of not less than a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum to conduct that meeting. When a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Board of Directors may transact any business which might have been transacted at the original meeting.

     SECTION 10. ACTION BY WRITTEN CONSENT. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.
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     SECTION 11. TELEPHONE MEETINGS. Unless otherwise restricted by the
Certificate of Incorporation, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee, as the case may be, by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section 11 shall constitute presence in person at such meeting.

     SECTION 12. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the entire Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any such committee, who may replace any absent or disqualified member at any meeting of the committee. In the event of absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the committee member or members present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. Any such committee, to the extent provided by resolution of the Board of Directors or in the Bylaws of the Corporation, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by law to be submitted to the stockholders for approval, or (ii) adopting, amending or repealing any Bylaw of the Corporation. Each committee shall keep regular minutes of its meetings and report to the Board of Directors when required.

     SECTION 13. COMPENSATION. The directors may be paid such compensation for their services as the Board of Directors shall from time to time determine.

     SECTION 14. INTERESTED DIRECTORS. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other Corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or the committee thereof which authorizes the contract or transaction, or solely because his/her or their votes are counted for such purpose if: (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                   ARTICLE IV

                                    OFFICERS

     SECTION 1. OFFICERS. The officers of the Corporation shall be a President, a Secretary and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, a Vice Chairman of the Board, a Chief Executive Officer, one or more Vice Presidents, one or more Assistant Financial Officers and Treasurers, one or more Assistant Secretaries and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article IV.

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     SECTION 2. APPOINTMENT OF OFFICERS. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article IV, shall be appointed by the Board of Directors, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

     SECTION 3. SUBORDINATE OFFICERS. The Board of Directors may appoint, and may empower the Chief Executive Officer, if one is appointed, or President, to appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

     SECTION 4. REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights of an officer under any contract, any officer may be removed at any time, with or without cause, by the Board of Directors or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors. Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights of the Corporation under any contract to which the officer is a party.

     SECTION 5. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to that office.

     SECTION 6. CHAIRMAN OF THE BOARD. The Chairman of the Board, if such an officer is appointed, shall, if present, preside at meetings of the stockholders and of the Board of Directors. He or she shall, in addition, perform such other functions (if any) as may be prescribed by the Bylaws or the Board of Directors.

     SECTION 7. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the Corporation, if such an officer is appointed, shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and the officers of the Corporation. He or she shall exercise the duties usually vested in the chief executive officer of a Corporation and perform such other powers and duties as may be assigned to him/her from time to time by the Board of Directors or prescribed by the Bylaws. In the absence of the Chairman of the Board and any Vice Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and of the Board of Directors.

     SECTION 8. PRESIDENT. The President of the Corporation shall, subject to the control of the Board of Directors and the Chief Executive Officer of the Corporation, if there be such an officer, have general powers and duties of management usually vested in the office of president of a Corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws or the Chief Executive Officer of the Corporation. In the absence of the Chairman of the Board, Vice Chairman of the Board and Chief Executive Officer, the President shall preside at all meetings of the Board of Directors and stockholders.

     SECTION 9. VICE PRESIDENT. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the Bylaws, and the President, or the Chairman of the Board.

     SECTION 10. SECRETARY. The Secretary shall keep or cause to be kept, at the principal executive office or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of Directors, committees of Directors, and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice given, the names of those present at Directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and a summary of the proceedings.

     The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation's transfer agent or registrar, or such other place as the Board of Directors may direct, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

     The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required by the Bylaws or by law to be given, and he shall keep or cause to be kept the seal of the Corporation in safe custody, and shall have such powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

     SECTION 11. CHIEF FINANCIAL OFFICER. Unless the Board of Directors specifies otherwise, the Chief Financial Officer shall be the Treasurer of the Corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation. The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He or she shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all of his or her transactions as Chief Financial Officer and of the financial condition of the Corporation. The Chief Financial Officer shall also have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

                                   ARTICLE V

                                     STOCK

     SECTION 1. FORM OF CERTIFICATES. Every holder of stock in the Corporation shall be entitled to have a certificate signed in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, or the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such stockholder in the Corporation.

     SECTION 2. SIGNATURES. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

     SECTION 3. LOST CERTIFICATES. Except as provided in this Section 3, no new certificate for shares shall be issued in lieu of an old one unless the latter is surrendered and cancelled at the same time. The Corporation may issue a new certificate to be issued in place of any certificate theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. The Board of Directors may in its discretion require a bond in such form and amount and with such surety as it may determine, before issuing a new certificate.

     SECTION 4. TRANSFERS. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws or in any agreement with the stockholder making the transfer. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.

     SECTION 5. RECORD HOLDERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the record holder of shares to receive dividends, and to vote as such record holder, and to hold liable for calls and assessments a person registered on its books as the record holder of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

     SECTION 6. TRANSFER AGENT. The Board of Directors may at its discretion appoint one or more transfer agents, registrars and agents for making payment upon any class of stock, bond, debenture or other security of the Corporation. Such agents shall be located either within or outside of Delaware. They shall be entitled to such compensation as may be agreed.

                                   ARTICLE VI

                                INDEMNIFICATION

     SECTION 1. RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another Corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in Section 2 of this Article VI with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Article VI or otherwise (hereinafter an "undertaking").

     SECTION 2. RIGHT OF INDEMNITEE TO BRING SUIT. If a claim under Section 1 of this Article VI is not paid in full by the Corporation within forty-five (45) days after a written claim has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or part in any such suit or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified or to such advancement of expenses under this Article VI or otherwise shall be on the Corporation.

     SECTION 3. NON-EXCLUSIVITY OF RIGHTS. The rights of indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

     SECTION 4. INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another Corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law. In the event that any insurance maintained by the Corporation does not provide full coverage, either by the requirement of a deductible or co-payment or by the fact that the expenses actually and reasonably incurred exceed the insurance limits or for any other reason, the Corporation shall have the power to indemnify that agent or person for the amount not covered by the insurance; provided, however, that the Corporation shall have the power to indemnify the agent or person against such liability notwithstanding any insurance and in accordance with the provisions of this Article VI.

     SECTION 5. INDEMNIFICATION OF EMPLOYEES OR AGENTS OF THE CORPORATION. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VI with respect to the indemnification and advancement of expenses of directors or officers of the Corporation.

     SECTION 6. INDEMNIFICATION CONTRACTS. The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Article VI.

     SECTION 7. EFFECT OF TERMINATION OF ACTION. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person seeking indemnification did not act in good faith and in the best interests of the Corporation and, with respect to any criminal action or proceeding, had a reasonable cause to believe that his conduct was unlawful. Entry of a judgment by a consent as part of a settlement shall not be deemed a final adjudication of liability for negligence or misconduct in the performance of duty, nor of any other issue or matter.

     SECTION 8. EFFECT OF AMENDMENT. Any amendment, repeal or modification of any provision of this Article VI by the stockholders or the directors of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such amendment, repeal or modification.

                                  ARTICLE VII

                               GENERAL PROVISIONS

     SECTION 1. DIVIDENDS. Subject to limitations contained in the General Corporation Law of the State of Delaware and the Certificate of Incorporation, the Board of Directors may declare and pay dividends upon the shares of capital stock of the Corporation, which dividends may be paid either in cash, securities of the Corporation or other property.

     SECTION 2. DISBURSEMENTS. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

     SECTION 3. FISCAL YEAR. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

     SECTION 4. CORPORATE SEAL. The Corporation shall have a corporate seal in such form as shall be prescribed by the Board of Directors.

     SECTION 5. VOTING OF STOCK OWNED BY THE CORPORATION. The Chairman of the Board, the Chief Executive Officer (if either such officers have been appointed) the President and any other officer of the Corporation authorized by the Board of Directors shall have power, on behalf of the Corporation, to attend, vote and grant proxies to be used at any meeting of stockholders of any Corporation (except this Corporation) in which the Corporation may hold stock.

     SECTION 6. CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the General Corporation Law of the State of Delaware shall govern the construction of these Bylaws.

     SECTION 7. LOANS TO OFFICERS AND EMPLOYEES. The Corporation may lend money to, guarantee any obligation of or otherwise assist any officer or other employee of the Corporation or of any of its subsidiaries, including any officer or employee who is director of the Corporation or any of its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation.

     SECTION 8. AMENDMENTS. Subject to the General Corporation Law of the State of Delaware, the Certificate of Incorporation and these Bylaws, the Board of Directors may by the affirmative vote of a majority of the entire Board of Directors alter, amend, change, add to or repeal these Bylaws, or adopt other Bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Corporation. These Bylaws may also be altered, changed, added to, amended or repealed by the affirmative vote of not less than sixty-six and two-thirds percent (66 2/3%) percent of outstanding voting shares of the Corporation entitled to vote on such matters, voting as a single class.

                                   EXHIBIT C

                            FORM OF MERGER AGREEMENT

                          AGREEMENT AND PLAN OF MERGER
                                       OF
             FOOTHILL INDEPENDENT BANCORP, A DELAWARE CORPORATION,
                                      AND
             FOOTHILL INDEPENDENT BANCORP, A CALIFORNIA CORPORATION

     THIS AGREEMENT AND PLAN OF MERGER, dated as of                , 2000
("Merger Agreement") is entered into by and between Foothill Independent Bancorp, a California corporation ("Foothill California"), and Foothill Independent Bancorp, a Delaware corporation ("Foothill Delaware"), which corporations are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

     A. Foothill California is a corporation duly organized and existing under the laws of the State of California and has authorized capital of 12,500,000 shares of Common Stock, no par value (the "Foothill California Common Stock"). As of March 17, 2000, 5,758,862 shares of Foothill California Common Stock were issued and outstanding.

     B. Foothill Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has authorized capital of 25,000,000 shares of Common Stock, par value $.001 per share (the "Foothill Delaware Common Stock"), and 10,000,000 shares of Preferred Stock, par value $.001 per share. As of the date hereof, 100 shares of Foothill Delaware Common Stock were issued and outstanding, all of which were held by Foothill California. No shares of Preferred Stock were issued and outstanding.

     C. The Board of Directors of Foothill California has determined that it is advisable and in the best interests of Foothill California and its shareholders that Foothill California merge with and into Foothill Delaware upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the reincorporation of Foothill California in the State of Delaware.

     D. The respective Boards of Directors of Foothill California and Foothill Delaware have adopted and approved the terms and conditions of this Merger Agreement.

     E. The parties intend by this Merger Agreement to effect a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

     NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements contained herein, the parties hereto agree, subject to the terms and conditions set forth herein, as follows:

                                       I.

                                     MERGER

     1.1 Merger. In accordance with the provisions of this Merger Agreement, the California General Corporation Law and the Delaware General Corporation Law, Foothill California shall be merged with and into Foothill Delaware (the "Merger"), the separate existence of Foothill California shall cease and Foothill Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be "Foothill Independent Bancorp."

     1.2 Filing and Effectiveness. The Merger shall become effective when the following actions have been completed:

          (a) All of the conditions precedent to the consummation of the Merger specified in this Merger Agreement and required under the California General Corporation Law and the Delaware General Corporation Law have been satisfied or duly waived by the party entitled to satisfaction thereof, which conditions shall include, without limitation, obtaining all necessary regulatory approvals, including, without limitation, the approval (or waiver of approval requirements) from the Board of Governors of the Federal Reserve System and the California Commissioner of Financial Institutions;

          (b) An executed Certificate of Merger or an executed counterpart of this Merger Agreement meeting the requirements of the California General Corporation Law has been filed with the Secretary of State of the State of California; and

          (c) An executed Certificate of Merger or an executed counterpart of this Merger Agreement meeting the requirements of the Delaware General Corporation Law has been filed with the Secretary of State of the State of Delaware.

     The date and time when the Merger shall become effective is herein called the "Effective Time of the Merger."

     1.3 Effect of the Merger. At the Effective Time of the Merger, the separate existence and corporate organization of Foothill California shall cease and Foothill Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately before the Effective Time of the Merger, (ii) shall be subject to all actions previously taken by its and Foothill California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Foothill California in the manner more fully set forth in Section 259(a) of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately before the Effective Time of the Merger and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Foothill California in the same manner as if Foothill Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

                                      II.

                   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 Certificate of Incorporation. The Certificate of Incorporation of Foothill Delaware as in effect immediately before the Effective Time of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended or repealed in accordance with the provisions thereof and applicable law.

     2.2 Bylaws. The Bylaws of Foothill Delaware as in effect immediately before the Effective Time of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended or repealed in accordance with the provisions thereof and applicable law.

     2.3 Officers and Directors. The persons who are officers and directors of Foothill California immediately prior to the Effective Time of the Merger shall, after the Effective Time of the Merger, be the officers and directors of the Surviving Corporation, without change until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate of Incorporation, Bylaws and applicable law; provided, however, that directors of Foothill Delaware shall, in accordance with the Bylaws of Foothill Delaware, be elected to one of the three classes of directors established under the Foothill Delaware Bylaws.

                                      III.

                         MANNER OF CONVERSION OF STOCK

     3.1 Foothill California Shares. Upon the Effective Time of the Merger, each share of Foothill California Common Stock, no par value, issued and outstanding immediately before the Effective Time of the Merger shall by virtue of the Merger and without any action by the Constituent Corporations, by the holder of such shares or by any other person, be converted into and become one fully paid and nonassessable share of Common Stock, $.001 par value per share, of the Surviving Corporation.

     3.2 Foothill California Stock Options and Stock Purchase Rights, Employee Benefit Plans and Shareholder Rights Plan. At the Effective Time of the Merger, the Surviving Corporation shall assume and continue all employee benefit plans and programs, stock option and stock purchase plans and the dividend reinvestment plan and the Shareholder Rights Plan of Foothill California, and all options and rights to purchase or acquire shares of Foothill California Common Stock, then in effect. At the Effective Time of the Merger, each outstanding and unexercised option and right to purchase or acquire shares of Foothill California Common Stock shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option or right to purchase or acquire shares of the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Foothill California Common Stock issuable pursuant to any such option or right, and under the same terms and conditions and at an exercise or purchase price per share equal to the exercise or purchase price per share applicable to any such Foothill California option or right.

     A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options and other securities equal to the number of shares of Foothill California Common Stock so reserved immediately before the Effective Time of the Merger.

     3.3 Foothill Delaware Common Stock. Upon the Effective Time of the Merger, each share of Foothill Delaware Common Stock, $.001 par value per share, issued and outstanding immediately before the Effective Time of the Merger shall, by virtue of the Merger and without any action by Foothill Delaware, by the holder of such shares or by any other person, be canceled and returned to the status of authorized but unissued shares.

     3.4 Exchange of Certificates. After the Effective Time of the Merger, each holder of an outstanding certificate representing shares of Foothill California Common Stock may, at such shareholder's option, surrender the same for cancellation to ChaseMellon Shareholder Services, Inc., as transfer agent (the "Transfer Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Foothill California Common Stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's Common Stock into which the shares of Foothill California Common Stock were converted in the Merger.

     The registered owner on the books and records of the Surviving Corporation or the Transfer Agent of any such outstanding certificate shall, until such certificate has been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Transfer Agent, have and be entitled to exercise any voting or other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

     Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to restrictions on transferability as the certificates of Foothill California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

                                      IV.

                                    GENERAL

     5.1 Covenants of Foothill Delaware. Foothill Delaware covenants and agrees that it will, on or before the Effective Time of the Merger:

          (a) Qualify to do business as a foreign corporation in the State of California and, in connection therewith, appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law.

          (b) Take such other actions as may be required by the California General Corporation Law in or to effectuate the Merger.

     5.2 Further Assurances. From time to time, as and when required by Foothill Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Foothill California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Foothill Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Foothill California and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of Foothill Delaware are fully authorized in the name and on behalf of Foothill California or otherwise to take all such actions and to execute and deliver all such deeds and other instruments.

     5.3 Deferral. Consummation of the Merger may be deferred by the Board of Directors of Foothill California for a reasonable period of time if the Board of Directors determines that deferral would be in the best interests of Foothill California and its shareholders.

     5.4 Amendment. The parties hereto, by mutual consent of their respective Boards of Directors, may amend, modify or supplement this Merger Agreement in such manner as may be agreed upon by them in writing at any time before or after approval of this Merger Agreement by the shareholders of Foothill California and Foothill Delaware, but not later than the Effective Time of the Merger; provided, however, that no such amendment, modification or supplement not approved by the shareholders of Foothill California and Foothill Delaware shall adversely affect the rights of such shareholders or change any of the principal terms of this Merger Agreement.

     5.5 Abandonment. At any time before the Effective Time of the Merger, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Foothill California or of Foothill Delaware, or of both, notwithstanding the approval of this Merger Agreement by the shareholders of Foothill California or Foothill Delaware, or by both, if circumstances arise which make the Merger inadvisable. In the event of abandonment of this Merger Agreement, as above provided, this Merger Agreement shall become wholly void and of no effect, and no liability on the part of the Board of Directors or shareholders of Foothill California or Foothill Delaware shall arise by virtue of such termination.

     5.6 Expenses. If the Merger becomes effective, the Surviving Corporation shall assume and pay all expenses in connection therewith not theretofore paid by the respective parties. If for any reason the Merger shall not become effective, Foothill California shall pay all expenses incurred in connection with all the proceedings taken in respect of this Merger Agreement or relating thereto.

     5.7 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at 1013 Centre Road, Wilmington, Delaware 19805, and Corporation Service Company is the registered agent of the Surviving Corporation at such address.

     5.8 Agreement. An executed copy of this Merger Agreement will be on file at the principal place of business of the Surviving Corporation at 510 South Grand Ave., Glendora, California 91741, and, upon request and without cost, a copy thereof will be furnished to any shareholder.

     5.9 Governing Law. This Merger Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the Merger provisions of the California General Corporation Law.

     5.10 Counterparts. This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Foothill California and Foothill Delaware have caused this Merger Agreement to be signed by their respective duly authorized officers.

                                          FOOTHILL INDEPENDENT BANCORP,
                                          a California corporation

                                          --------------------------------------
                                          George E. Langley, President and Chief
                                          Executive Officer

ATTEST:

---------------------------------------------------
Tom Kramer, Secretary

                                          FOOTHILL INDEPENDENT BANCORP,
                                          a Delaware corporation

                                          --------------------------------------
                                          George E. Langley, President and Chief
                                          Executive Officer

ATTEST:

---------------------------------------------------
Tom Kramer, Secretary

                                   EXHIBIT D

                 FORM OF FOOTHILL-DELAWARE OFFICER AND DIRECTOR
                           INDEMNIFICATION AGREEMENT

                          FOOTHILL INDEPENDENT BANCORP

                           INDEMNIFICATION AGREEMENT

     This INDEMNIFICATION AGREEMENT is made as of                ,
               , between FOOTHILL INDEPENDENT BANCORP, a Delaware corporation
(the "Company"), and                ("Indemnitee"), an officer and/or member of
the Board of Directors of the Company.

     WHEREAS, the Company desires the benefits of having Indemnitee serve as an officer and/or director secure in the knowledge that expenses, liability and losses incurred by him in his good faith service to the Company will be borne by the Company or its successors and assigns in accordance with applicable law; and

     WHEREAS, the Company desires that Indemnitee resist and defend against what Indemnitee may consider to be unjustified investigations, claims, actions, suits and proceedings which have arisen or may arise in the future as a result of Indemnitee's service to the Company notwithstanding that conditions in the insurance markets may make directors' and officers' liability insurance coverage unavailable or available only at premium levels which the Company may deem inappropriate to pay; and

     WHEREAS, the parties believe it appropriate to memorialize and reaffirm the Company's indemnification obligations to Indemnitee and, in addition, set forth the indemnification agreements contained herein;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

     1. Indemnification. Indemnitee shall be indemnified and held harmless by the Company to the fullest extent permitted by its Certificate of Incorporation, Bylaws and applicable law, as the same exists or may hereafter be amended, against all expenses, liability and loss (including attorneys' fees, judgments, fines, and amounts paid or to be paid in any settlement approved in advance by the Company, such approval not to be unreasonably withheld) (collectively, "Indefinable Expenses") actually reasonably incurred or suffered by Indemnitee in connection with any present or future threatened, pending or contemplated investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (collectively, "Indemnifiable Litigation"), (i) to which Indemnitee is or was a party or is threatened to be made a party by reason of any action or inaction in Indemnitee's capacity as a director or officer of the Company, or (ii) with respect to which Indemnitee is otherwise involved by reason of the fact that Indemnitee is or was serving as a director, officer, employee or agent of the Company, or of any subsidiary or division, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Notwithstanding the foregoing, Indemnitee shall have no right to indemnification for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities and Exchange Act of 1934, as amended.

     2. Interim Expenses. The Company agrees to pay Indemnifiable Expenses incurred by Indemnitee in connection with any Indemnifiable Litigation in advance of the final disposition thereof, provided that the Company has received an undertaking by or on behalf of Indemnitee, substantially in the form attached hereto as Exhibit A, to repay the amount so advanced to the extent that it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company under this Agreement or otherwise.

     3. Trust Fund.

          (a) The Company may, but is not obligated to, establish a trust (the "Trust") to fund certain of its obligations under this Agreement and similar agreements with other directors and/or officers (collectively, including Indemnitee, the "Beneficiaries"). Therefore, in such event, in addition to Indemnitee's rights under this Indemnification Agreement and any applicable insurance policy, Indemnitee shall also have the right to seek indemnification payments from the trustee (the "Trustee") of any such trust that may be established hereafter in accordance with the terms of this Agreement and of the trust agreement.

          (b) All communications or demands made by and among the Trustee and the Beneficiaries of any such Trust are to be made through the individual designated as the Beneficiaries' Representative. As of the date of this Agreement, a Trust has not been established, nor has a Beneficiaries' Representative been designated. The Beneficiaries' Representative shall be designated and may be changed from time to time and at any time upon agreement of two-thirds of the Beneficiaries at such time.

     4. Procedure for Making Demand. In order to receive his rights to be indemnified under this Agreement, including rights to receive advance payments as set forth in Paragraph 2, Indemnitee shall make demand upon the Company to honor its indemnity obligations and pay the Indemnifiable Expenses. If the Company fails to do so within fifteen (15) days, the Indemnitee shall then have the right and obligation to make demand under any applicable policy of directors' and officers' liability insurance then in effect upon the insurance company (the "Insurance Company") issuing such policy. If Insurance Company fails to pay the demand within fifteen (15) days, then, if a Trust shall have been established, the Indemnitee, through the Beneficiaries' Representative, shall then be entitled and obligated to make demand upon the Trustee of the Trust for such payment. Indemnitee shall not be required to institute a lawsuit or take other actions against the Company, Insurance Company or any insurer to recover the unpaid amount prior to the Beneficiaries' Representative making a demand and receiving payment from the Trustee on his behalf, but the Beneficiaries' Representative shall deliver a certificate to the Trustee at the time of payment of each distribution from the Trust certifying that no part of such payment has been previously received from the Company or any insurer.

     5. Failure to Indemnify.

          (a) If a claim under this Agreement, or any statute, or under any provision of the Company's Certificate of Incorporation or Bylaws providing for indemnification, is not paid in full by the Company, Insurance Company or, if the Trust Fund shall have been established, by the Trustee, within forty-five (45) days after a written request for payment thereof has been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, Indemnitee shall also be entitled to be paid for the expense (including attorneys' fees) of bringing such action.

          (b) It shall be a defense to such action (other than an action brought to enforce a claim pursuant to Section 2 hereof for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standard of conduct which makes it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company and Indemnitee shall be entitled to receive interim payments of interim expenses pursuant to Section 2 hereof unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its board of directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its board of directors, any committee or subgroup of the board of directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

     6. Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to Section 4 thereof, the Company has director and/or officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

     7. Retention of Counsel.

          (a) Whether Indemnitee is seeking payment of Indemnifiable Expenses directly from the Company or from the Trustee of a Trust, the Indemnitee or, if the Trust Fund shall have been established, then the Beneficiaries' Representative, shall have the right and obligation on behalf of Indemnitee and other Beneficiaries, in the case of the Beneficiaries' Representative, to (i) seek counsel to represent Indemnitee with respect to any matter subject to indemnification and payment hereunder; (ii) coordinate the defense of any such matter; and (iii) approve the fees and other expenses of such counsel.

          (b) Notwithstanding the foregoing, Indemnitee may retain different counsel than the other Indemnitees or Beneficiaries, or may incur expenses not shared in common with the other Indemnitees or Beneficiaries, in connection with any Indemnifiable Litigation if in the reasonable judgment of Indemnitee there may be legal defenses available to him which are different from or additional to those available to the other Indemnitees or Beneficiaries and, as a consequence, an actual or potential conflict of interest with the other Indemnitees or Beneficiaries exists. If the Trust Fund shall have been established, Indemnitee must obtain the prior written approval of the Beneficiaries' Representative to retain such counsel, which consent shall not be unreasonably withheld. In the event that the Beneficiaries' Representative withholds such consent, Indemnitee shall then have the right to seek approval for such separate counsel from the Trustee, which approval shall not be unreasonably withheld. Nothing contained herein shall prohibit Indemnitee from retaining other counsel at Indemnitee's own expense.

     8. Successors. This Agreement establishes contract rights which shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs and legal representatives of the parties hereto.

     9. Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company may be required in the future to undertake to the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee, and, in that event, the Indemnitee's rights and the Company's obligations hereunder shall be subject to that determination.

     10. Contract Rights Not Exclusive. The contract rights conferred by this Agreement shall be in addition to, but not exclusive of, any other right which Indemnitee may have or may hereafter acquire under any statute, provision of the Company's Certificate of Incorporation or Bylaws, agreement, vote of shareholders or disinterested directors, or otherwise.

     11. Indemnitee's Obligations. The Indemnitee shall promptly advise the Company in writing of the institution of any investigation, claim, action, suit or proceeding which is or may be subject to this Agreement and keep the Company generally informed of, and consult with the Company with respect to, the status of any such investigation, claim, action, suit or proceeding. Notices to the Company shall be directed to Collectors Universe, Inc., 1936 E. Deere Street, Suite 100 Santa Ana, CA 92705, Attn: President (or other such address as the Company shall designate in writing to Indemnitee). Notice shall be deemed received three days after the date postmarked if sent by certified or registered mail, properly addressed. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

     12. Attorneys' Fees. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, a court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement, or to enforce or interpret any other terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

     13. Severability. Should any provision of this Agreement, or any clause thereof, be held to be invalid, illegal or unenforceable, in whole or in part, the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties.

     14. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether of not similar) nor shall such waiver constitute a continuing waiver.

     15. Choice of Law. The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

INDEMNITEE                                                  FOOTHILL INDEPENDENT BANCORP

                                                            By:
-----------------------------------------------------           -------------------------------------------------
Name:                                                       Name:
                                                            Title:

                                   EXHIBIT A

                             UNDERTAKING AGREEMENT

     This AGREEMENT is made as of             ,      , between FOOTHILL
INDEPENDENT BANCORP, a Delaware corporation (the "Company") and                ,
a member of the board of directors and/or an officer of the Company ("Indemnitee").

     WHEREAS, Indemnitee may become involved in investigations, claims, actions, suits or proceedings which have arisen or may arise in the future as a result of Indemnitee's service to the Company; and

     WHEREAS, Indemnitee desires that the Company pay any and all expenses (including, but not limited to, attorneys' fees and court costs) actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in defending or investigating any such suits or claims and that such payment be made in advance of the final disposition of such investigations, claims, actions, suits or proceedings to the extent that Indemnitee has not been previously reimbursed by insurance; and

     WHEREAS, the Company is willing to make such payments but, in accordance with the Bylaws of the Company and Section 145 of the General Corporation Law of the State of Delaware, the Company may make such payments only if it receives an undertaking to repay from Indemnitee; and

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

     1. In regard to any payments made by the Company to Indemnitee pursuant to
the terms of the Indemnification Agreement dated as of             ,      ,
between the Company and Indemnitee, Indemnitee hereby undertakes and agrees to repay to the Company any and all amounts so paid promptly and in any event within thirty (30) days after the disposition, including any appeals, of any litigation or threatened litigation on account of which payments were made, but only to the extent that Indemnitee is ultimately found not to be entitled to be indemnified by the Company under the Bylaws of the Company and Section 145 of the General Corporation Law of the State of Delaware, or other applicable law.

     2. This Agreement shall not affect in any manner rights which Indemnitee may have against the Company, any insurer or any other person to seek indemnification for or reimbursement of any expenses referred to herein or any judgment which may be rendered in any litigation or proceeding.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first above written.

INDEMNITEE                                                  FOOTHILL INDEPENDENT BANCORP

                                                            By:
-----------------------------------------------------           -------------------------------------------------
Name:                                                       Name
                                                            Title:

PROXY

                          FOOTHILL INDEPENDENT BANCORP
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       SPECIAL MEETING OF THE SHAREHOLDERS
                                 APRIL 25, 2000

The undersigned hereby nominates, constitutes and appoints William V. Landecena, O.L. Mestad, George Langley and Donna Miltenberger, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of FOOTHILL INDEPENDENT BANCORP which the undersigned is entitled to represent and vote at the Special Meeting of Shareholders of the Company to be held at the corporate offices of Foothill Independent Bank, located at 510 South Grand Avenue, Glendora, California, on April 25, 2000, at 10:00 A.M., and at any and all adjournments thereof, as fully as if the undersigned were present and voting at the Special Meeting, as follows:

     WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO
       COMPLETE, SIGN, DATE AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT
                           ANY TIME PRIOR TO ITS USE.

       IMPORTANT - PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY


                            - FOLD AND DETACH HERE -


                            YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                       OR

2. Call TOLL FREE 1-800-840-1208 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

3.   To vote by Internet at the Internet address: http://www.eproxy.com/foot

                                  PLEASE VOTE

                                                                   Please
                                                                   mark
                                                                   your
                                                                   votes
                                                                   as this.  /X/


   THE DIRECTORS RECOMMEND A VOTE FOR ALL EIGHT OF THE PROPOSALS LISTED BELOW

1.  PROPOSAL 1: A CHANGE IN THE          7.  PROPOSAL 7: AN INCREASE IN THE
    STATE OF INCORPORATION OF THE            NUMBER OF AUTHORIZED SHARES OF
    COMPANY FROM CALIFORNIA TO               COMMON STOCK FROM 12,500,000
    DELAWARE                                 TO 25,000,000

    [ ] FOR  [ ] AGAINST  [ ] ABSTAIN        [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

2.  PROPOSAL 2: A BYLAW PROVISION        8.  PROPOSAL 8: CREATION OF A NEW
    TO PROVIDE FOR A CLASSIFIED              CLASS OF 10,000,000 SHARES OF
    BOARD OF DIRECTORS OF THREE              PREFERRED STOCK ISSUABLE BY
    CLASSES                                  THE BOARD WITHOUT FURTHER
                                             SHAREHOLDER ACTION
    [ ] FOR  [ ] AGAINST  [ ] ABSTAIN
                                             [ ] FOR  [ ] AGAINST  [ ] ABSTAIN
3.  PROPOSAL 3: THE ELIMINATION OF
    CUMULATIVE VOTING IN THE
    ELECTION OF DIRECTORS

    [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

4.  PROPOSAL 4: A CHARTER
    PROVISION INCREASING THE VOTE
    OF THE SHAREHOLDERS REQUIRED
    TO AMEND OR REPEAL BYLAWS TO
    66 2/3% OF THE VOTING SHARES

    [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

5.  PROPOSAL 5: A CHARTER
    PROVISION REQUIRING THE
    BOARD'S PRIOR APPROVAL FOR ANY
    SHAREHOLDER ACTION BY WRITTEN
    CONSENT

    [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

6.  PROPOSAL 6: CHARTER PROVISION
    THAT SHAREHOLDERS CANNOT CALL
    A SPECIAL MEETING

    [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

I will attend the Special Meeting  [ ]

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER ON THIS PROXY. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR THE PROPOSALS DESCRIBED ABOVE IN THIS PROXY.

Signature(s)___________________________________________ Date _____________, 2000

Please sign your name exactly as it appears hereon. Executors, administrators, guardians, officers of corporations, and others signing in a fiduciary capacity should state their full titles as such.

                            - FOLD AND DETACH HERE -


                         VOTE BY TELEPHONE OR INTERNET

                          QUICK *** EASY *** IMMEDIATE

          YOUR VOTE IS IMPORTANT! - YOU CAN VOTE IN ONE OF THREE WAYS:

1. TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day - 7 days a week.

     There is NO CHARGE to you for this call. - Have your proxy card in hand.

  You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.


OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1.

                   WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

OPTION 2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

          Proposal 1 - To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.

          To WITHHOLD FOR AN INDIVIDUAL nominee, PRESS 0 and listen to the instructions.

          Proposal 2 - To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

                   WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

           The instructions are the same for all remaining proposals.

                                       OR

2. VOTE BY INTERNET: Follow the instructions at the Website Address: http://www.eproxy.com/foot

                                       OR

3. VOTE BY PROXY CARD: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

     NOTE: If you vote by internet or telephone, THERE IS NO NEED TO MAIL BACK your Proxy Card.

                             THANK YOU FOR VOTING.